                                                                   Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF NEVADA


                                                  Case No. BK-N-01-31627
In re                                             (Chapter 11)

WASHINGTON GROUP
INTERNATIONAL, INC., ET AL.,                    SECOND AMENDED JOINT PLAN OF
                                                REORGANIZATION
                                    Debtors.


________________________________/


Dated:   July 24, 2001

David S. Kurtz                             Jennifer A. Smith (State Bar No. 610)
Timothy R. Pohl                            Etta L. Walker (State Bar No. 5537)
SKADDEN, ARPS, SLATE, MEAGHER              LIONEL SAWYER & COLLINS
   & FLOM (ILLINOIS)                       1100 Bank of America Plaza
333 West Wacker Drive                      50 W. Liberty St.
Chicago, Illinois 60606                    Reno, Nevada 89501
(312) 407-0700                             (775) 788-8666

Gregg M. Galardi
Eric M. Davis
SKADDEN, ARPS, SLATE, MEAGHER
   & FLOM LLP
One Rodney Square
Wilmington, Delaware 19899
(302) 651-3000


                          Attorneys for the Debtors and
                          Debtors-in-Possession


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                                TABLE OF CONTENTS

                                                                                                                    PAGE
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
EXHIBITS ............................................................................................................VI

INTRODUCTION..........................................................................................................1

ARTICLE I

         DEFINITIONS, RULES OF INTERPRETATION,
         COMPUTATION OF TIME AND GOVERNING LAW........................................................................1
         A.       SCOPE OF DEFINITIONS; RULES OF CONSTRUCTION.........................................................1
         B.       DEFINITIONS.........................................................................................1
                           1.1      "ADMINISTRATIVE CLAIM"............................................................1
                           1.2      "ALLOWED CLAIM"...................................................................1
                           1.3      "ALLOWED".........................................................................1
                           1.4      "ALLOWED CLASS ... CLAIM".........................................................1
                           1.5      "AMENDED CERTIFICATES OF INCORPORATION AND BY-LAWS"...............................2
                           1.6      "BALLOTS".........................................................................2
                           1.7      "BANKRUPTCY CODE".................................................................2
                           1.8      "BANKRUPTCY COURT"................................................................2
                           1.9      "BANKRUPTCY RULES"................................................................2
                           1.10     "BAR DATE(S)".....................................................................2
                           1.11     "BOA".............................................................................2
                           1.12     "BUSINESS DAY"....................................................................2
                           1.13     "CASH"............................................................................2
                           1.14     "CHAPTER 11 CASE".................................................................2
                           1.15     "CLAIM"...........................................................................2
                           1.16     "CLAIMS OBJECTION DEADLINE".......................................................2
                           1.17     "CLASS"...........................................................................2
                           1.18     "COLLATERAL"......................................................................2
                           1.19     "COMPLETED PROJECT"...............................................................2
                           1.20     "CONFIRMATION"....................................................................2
                           1.21     "CONFIRMATION DATE"...............................................................2
                           1.22     "CONFIRMATION HEARING"............................................................2
                           1.23     "CONFIRMATION ORDER"..............................................................2
                           1.24     "CREDIT DOCUMENTS"................................................................2
                           1.25     "CREDITOR"........................................................................2
                           1.26     "CREDITORS' COMMITTEE"............................................................3
                           1.27     "CSFB"............................................................................3
                           1.28     "CURE"............................................................................3
                           1.29     "DEBTOR(S)".......................................................................3
                           1.30     "DILUTION"........................................................................3
                           1.31     "DIP AGENT".......................................................................3
                           1.32     "DIP FACILITY"....................................................................3
                           1.33     "DIP FACILITY AGREEMENT"..........................................................3
                           1.34     "DIP FACILITY CLAIM"..............................................................3
                           1.35     "DISBURSING AGENT"................................................................3
                           1.36     "DISCLOSURE STATEMENT"............................................................3
                           1.37     "DISPUTED CLASS 7 CLAIM"..........................................................3
                           1.38     "DISPUTED CLASS 7 CLAIM AMOUNT"...................................................4
                           1.39     "DISTRIBUTION DATE"...............................................................4
                           1.40     "DISTRIBUTION RECORD DATE"........................................................4
                           1.41     "EFFECTIVE DATE"..................................................................4
                           1.42     "EMPLOYEE CLAIMS".................................................................4
                           1.43     "ESTATE(S)".......................................................................4


                                  Appendix A-i

                           1.44     "EXIT FACILITY"...................................................................4
                           1.45     "EXIT LENDER(S)"..................................................................4
                           1.46     "FACE AMOUNT".....................................................................4
                           1.47     "FINAL ORDER".....................................................................4
                           1.48     "FUNDED DEBT".....................................................................4
                           1.49     "GENERAL UNSECURED CLAIM".........................................................4
                           1.50     "IMPAIRED"........................................................................4
                           1.51     "INDEMNIFICATION OBLIGATION"......................................................5
                           1.52     "INDENTURE TRUSTEE"...............................................................5
                           1.53     "INITIAL DEPOSIT".................................................................5
                           1.54     "INTERCOMPANY CLAIM"..............................................................5
                           1.55     "INTEREST"........................................................................5
                           1.56     "LENDER"..........................................................................5
                           1.57     "LENDER CLAIM"....................................................................5
                           1.58     "LENDER DEFICIENCY CLAIMS"........................................................5
                           1.59     "LIEN"............................................................................5
                           1.60     "LITIGATION CLAIMS"...............................................................5
                           1.61     "MANAGEMENT OPTION PLAN"..........................................................5
                           1.62     "MANAGEMENT OPTION PLAN PARTICIPANTS".............................................5
                           1.63     "MANAGEMENT OPTIONS"..............................................................5
                           1.64     "NET TRUST RECOVERIES"............................................................5
                           1.65     "NEW COMMON SHARES"...............................................................5
                           1.66     "NEW SECURITIES"..................................................................6
                           1.67     "NON-DEBTOR SUBSIDIARIES".........................................................6
                           1.68     "OLD COMMON SHARES"...............................................................6
                           1.69     "OLD NOTES".......................................................................6
                           1.70     "OLD NOTE CLAIM"..................................................................6
                           1.71     "OLD INDENTURE"...................................................................6
                           1.73     "OLD STOCK OPTIONS"...............................................................6
                           1.74     "ORDINARY COURSE PROFESSIONALS' ORDER"............................................6
                           1.75     "OTHER PRIORITY CLAIM"............................................................6
                           1.76     "OTHER SECURED CLAIMS"............................................................6
                           1.77     "PERSON" .........................................................................6
                           1.78     "PETITION DATE"...................................................................6
                           1.79     "PLAN"............................................................................6
                           1.80     "PLAN EXHIBIT"....................................................................6
                           1.81     "PRE-PETITION CREDIT AGREEMENT"...................................................6
                           1.82     "PRE-PETITION CREDIT FACILITY AGREEMENTS".........................................6
                           1.83     "PRIORITY TAX CLAIM"..............................................................6
                           1.84     "PROFESSIONAL"....................................................................6
                           1.85     "PROFESSIONAL FEE CLAIM"..........................................................6
                           1.86     "PRO RATA"........................................................................7
                           1.87     "PROOF OF CLAIM"..................................................................7
                           1.88     "RAYTHEON"........................................................................7
                           1.89     "RAYTHEON ACTIONS"................................................................7
                           1.90     "RAYTHEON ASSERTED CLAIMS"........................................................7
                           1.91     "RAYTHEON CLAIMS".................................................................7
                           1.92     "REGISTRATION RIGHTS AGREEMENT"...................................................7
                           1.93     "REIMBURSEMENT OBLIGATION"........................................................7
                           1.94     "REINSTATED" OR "REINSTATEMENT"...................................................7
                           1.95     "REORGANIZED DEBTOR(S)"...........................................................7
                           1.96     "REORGANIZED SUBSIDIARY DEBTOR(S)"................................................7
                           1.97     "REORGANIZED WGI".................................................................7
                           1.98     "RESTRUCTURING TRANSACTIONS"......................................................7
                           1.99     "SCHEDULES".......................................................................8
                           1.100    "SECONDARY LIABILITY CLAIM".......................................................8
                           1.101    "SECURED CLAIM"...................................................................8


                                 Appendix A-ii

                           1.102    "SECURED LENDER CLAIM"............................................................8
                           1.103    "SECURITIES ACT"..................................................................8
                           1.104    "SUBORDINATED CLAIMS".............................................................8
                           1.105    "SUBSIDIARIES"....................................................................8
                           1.106    "SUBSIDIARY DEBTORS"..............................................................8
                           1.107    "SUBSIDIARY INTERESTS"............................................................8
                           1.108    "SUBSTANTIAL CONTRIBUTION CLAIM"..................................................8
                           1.109    "TRUST ASSETS"....................................................................8
                           1.110    "TRUST ADVISORY BOARD"............................................................8
                           1.111    "TRUST RECOVERIES"................................................................8
                           1.112    "TRUSTEE" ........................................................................8
                           1.113    "UNIMPAIRED"......................................................................8
                           1.114    "UNIMPAIRED CLAIM"................................................................9
                           1.115    "UNIMPAIRED UNSECURED CLAIMS".....................................................9
                           1.116    "U.S. BANK".......................................................................9
                           1.117    "U.S. TRUST"......................................................................9
                           1.118    "VOTING DEADLINE".................................................................9
                           1.119    "VOTING RECORD DATE"..............................................................9
                           1.120    "WASHINGTON STOCK OPTIONS"........................................................9
                           1.121    "WGI CREDITOR TRUST"..............................................................9
                           1.122    "WGI CREDITOR TRUST AGREEMENT"....................................................9
                           1.123    "WGI CREDITOR TRUST EQUITY RESIDUAL" .............................................9
                           1.124    "WGI INTERESTS"...................................................................9

C.       RULES OF INTERPRETATION......................................................................................9

D.       COMPUTATION OF TIME..........................................................................................9

E.       GOVERNING LAW................................................................................................9

ARTICLE II

         CLASSIFICATION OF CLAIMS AND INTERESTS......................................................................10
                           2.1      INTRODUCTION.....................................................................10
                           2.2      CLASSIFICATION OF UNIMPAIRED CLAIMS AND INTERESTS................................10
                           2.3      CLASSIFICATION OF IMPAIRED CLAIMS AND INTERESTS.  ...............................10

ARTICLE III

         TREATMENT OF CLAIMS AND INTERESTS...........................................................................11
                  3.1      UNCLASSIFIED CLAIMS.......................................................................11
                                    (A)     DIP FACILITY CLAIMS......................................................11
                                    (B)     ADMINISTRATIVE CLAIMS....................................................11
                                    (C)     PRIORITY TAX CLAIMS......................................................11
                  3.2      UNIMPAIRED CLASSES OF CLAIMS AND INTERESTS................................................11
                                    (A)     CLASS 1:  OTHER PRIORITY CLAIMS..........................................11
                                    (B)     CLASS 2:  OTHER SECURED CLAIMS...........................................11
                                    (C)     CLASS 3:  UNIMPAIRED UNSECURED CLAIMS....................................12
                                    (D)     CLASS 4:  INTERCOMPANY CLAIMS............................................12
                                    (E)     CLASS 5:  SUBSIDIARY INTERESTS...........................................12
                  3.3      IMPAIRED CLASSES OF CLAIMS AND INTERESTS..................................................12
                                    (A)     CLASS 6:  SECURED LENDER CLAIMS..........................................12
                                    (B)     CLASS 7:  GENERAL UNSECURED CLAIMS.......................................12
                                    (C)     CLASS 8:  WGI INTERESTS AND SUBORDINATED CLAIMS..........................12
                  3.4      RESERVATION OF RIGHTS REGARDING CLAIMS....................................................12
                  3.5      RAYTHEON ASSERTED CLAIMS..................................................................12



                                 Appendix A-iii

ARTICLE IV

         ACCEPTANCE OR REJECTION OF THE PLAN.........................................................................12
                           4.1      IMPAIRED CLASSES OF CLAIMS AND INTERESTS ENTITLED TO VOTE........................12
                           4.2      ACCEPTANCE BY AN IMPAIRED CLASS..................................................13
                           4.3      PRESUMED ACCEPTANCES BY UNIMPAIRED CLASSES.......................................13
                           4.4      CLASSES DEEMED TO REJECT PLAN....................................................13
                           4.5      SUMMARY OF CLASSES VOTING ON THE PLAN............................................13
                           4.6      CONFIRMATION PURSUANT TO SECTION 1129(b) OF THE BANKRUPTCY CODE..................13

ARTICLE V

         MEANS FOR IMPLEMENTATION OF THE PLAN........................................................................13
                           5.1      CONTINUED CORPORATE EXISTENCE....................................................13
                           5.2      CANCELLATION OF OLD SECURITIES AND AGREEMENTS....................................13
                           5.3      CERTIFICATES OF INCORPORATION AND BY-LAWS........................................13
                           5.4      RESTRUCTURING TRANSACTIONS.......................................................14
                           5.5      ISSUANCE OF NEW COMMON STOCK.....................................................14
                           5.6      COMPENSATION AND BENEFIT PROGRAMS................................................14
                           5.7      EXIT FACILITY....................................................................14
                           5.8      DIRECTORS AND OFFICERS OF REORGANIZED DEBTORS....................................15
                           5.9      REVESTING OF ASSETS; RELEASES OF LIENS...........................................15
                           5.10     PRESERVATION OF RIGHTS OF ACTION.................................................15
                           5.11     EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS.....................................15
                           5.12     EXEMPTION FROM CERTAIN TRANSFER TAXES............................................15
                           5.13     RELEASES AND RELATED MATTERS.....................................................16
                           5.14     SUBSTANTIVE CONSOLIDATION FOR PURPOSES OF TREATING IMPAIRED CLAIMS...............16
                           5.15     GRANT AND ISSUANCE OF WASHINGTON STOCK OPTIONS...................................17
                           5.16     CONTINUATION OF CERTAIN ORDERS...................................................18

ARTICLE VI


         TREATMENT OF EXECUTORY CONTRACTS
         AND UNEXPIRED LEASES........................................................................................18
                           6.1      ASSUMED CONTRACTS AND LEASES.....................................................18
                           6.2      PAYMENTS RELATED TO ASSUMPTION OF CONTRACTS AND LEASES...........................18
                           6.3      REJECTED CONTRACTS AND LEASES....................................................18

ARTICLE VII

         PROVISIONS GOVERNING DISTRIBUTIONS..........................................................................19
                           7.1      DISTRIBUTIONS FOR CLAIMS ALLOWED AS OF THE EFFECTIVE DATE........................19
                           7.2      INTEREST ON CLAIMS...............................................................19
                           7.3      DISTRIBUTIONS BY DISBURSING AGENT, TRUSTEE AND THE INDENTURE TRUSTEE.............19
                           7.4      RECORD DATE FOR DISTRIBUTIONS TO HOLDERS OF LENDER CLAIMS AND OLD NOTES..........20
                           7.5      MEANS OF CASH PAYMENT............................................................20
                           7.6      CALCULATION OF DISTRIBUTION AMOUNTS OF NEW COMMON SHARES.........................20
                           7.7      DELIVERY OF DISTRIBUTIONS........................................................20
                           7.8      SURRENDER OF SECURITIES AND INSTRUMENTS..........................................20
                           7.9      WITHHOLDING AND REPORTING REQUIREMENTS...........................................21
                           7.10     SETOFFS..........................................................................21

ARTICLE VIII

         PROCEDURES FOR RESOLVING DISPUTED,
         CONTINGENT, AND UNLIQUIDATED CLAIMS AND DISPUTED INTERESTS..................................................21


                                  Appendix A-iv

                           8.1      PROSECUTION OF OBJECTIONS........................................................21
                           8.2      NO DISTRIBUTIONS PENDING ALLOWANCE...............................................21
                           8.3      DISPUTED CLASS 7 DISTRIBUTION RESERVE............................................22
                           8.4      DISTRIBUTIONS AFTER ALLOWANCE OF CLASS 7 CLAIM...................................22
ARTICLE IX

         WGI CREDITOR TRUST..........................................................................................22
                           9.1      APPOINTMENT OF TRUSTEE...........................................................22
                           9.2      TRANSFER OF TRUST ASSETS TO THE WGI CREDITOR TRUST...............................22
                           9.3      THE WGI CREDITOR TRUST...........................................................22
                           9.4      THE TRUST ADVISORY BOARD.........................................................23
                           9.5      FUNDING OF THE WGI CREDITOR TRUST................................................24
                           9.6      REIMBURSEMENT OBLIGATION.........................................................24
                           9.7      DISTRIBUTIONS OF TRUST ASSETS....................................................24

ARTICLE X

         CONDITIONS PRECEDENT TO CONFIRMATION
         AND CONSUMMATION OF THE PLAN................................................................................24
                           10.1     CONDITIONS TO CONFIRMATION.......................................................24
                           10.2     CONDITIONS TO EFFECTIVE DATE.....................................................24
                           10.3     WAIVER OF CONDITIONS.............................................................25

ARTICLE XI

         RETENTION OF JURISDICTION...................................................................................25
                           11.1     EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT...................................25

ARTICLE XII

         MISCELLANEOUS PROVISIONS....................................................................................26
                           12.1     PROFESSIONAL FEE CLAIMS..........................................................26
                           12.2     ADMINISTRATIVE CLAIMS BAR DATE...................................................26
                           12.3     POST-EFFECTIVE DATE COMPENSATION FOR THE TRUSTEE AND TRUSTEE'S PROFESSIONALS.....26
                           12.4     PAYMENT OF STATUTORY FEES........................................................27
                           12.5     MODIFICATIONS AND AMENDMENTS.....................................................27
                           12.6     SEVERABILITY OF PLAN PROVISIONS..................................................27
                           12.7     SUCCESSORS AND ASSIGNS...........................................................27
                           12.8     COMPROMISES AND SETTLEMENTS......................................................27
                           12.9     RELEASES AND SATISFACTION OF SUBORDINATION RIGHTS................................27
                           12.10    DISCHARGE OF THE DEBTORS.........................................................28
                           12.11    INJUNCTION.......................................................................28
                           12.12    COMMITTEES.......................................................................28
                           12.13    EXCULPATION AND LIMITATION OF LIABILITY..........................................28
                           12.14    BINDING EFFECT...................................................................29
                           12.15    REVOCATION, WITHDRAWAL, OR NON-CONSUMMATION......................................29
                           12.16    PLAN EXHIBITS....................................................................29
                           12.17    NOTICES..........................................................................29
                           12.18    INDEMNIFICATION OBLIGATIONS......................................................30
                           12.19    PREPAYMENT.......................................................................31
                           12.20    TERM OF INJUNCTIONS OR STAYS.....................................................31


                                  Appendix A-v

                                    EXHIBITS

Exhibit A           Form of Articles of Incorporation of Reorganized WGI

Exhibit B           Form of Bylaws of Reorganized WGI

Exhibit C           Form of Management Option Plan

Exhibit D           Form of Registration Rights Agreement

Exhibit E           Form of WGI Creditor Trust Agreement



                             SCHEDULES

Schedule 1.67       Schedule of Non-Debtor Subsidiaries

Schedule 1.106      Schedule of Subsidiary Debtors

Schedule 5.13       Schedule of Parties Not Released Pursuant to Section 5.13

Schedule 5.15(b)    Sample Calculation of Strike Price for Washington Stock
                    Options

Schedule 5.15(e)    Sample Calculation for Potential Payment to Mr. Washington

Schedule 6.3        Exclusive Schedule of Rejected Contracts

Schedule 6.5 Exclusive Schedule of Assumed Completed Projects and Related Obligations



                                                        Appendix A-vi

                                  INTRODUCTION

         Washington Group International, Inc., a Delaware corporation ("WGI"), and those entities listed on Schedule 1.106 hereto (collectively, the "Subsidiary Debtors"), hereby propose the following joint plan of reorganization (the "Plan") for the resolution of their outstanding creditor Claims and equity Interests. Reference is made to the Disclosure Statement (as that term is defined herein) distributed contemporaneously herewith, for a discussion of the Debtors' history, businesses, properties, results of operations, projections for future operations, risk factors, a summary and analysis of the Plan, and certain related matters, including the New Securities to be issued under the Plan. The Debtors are the proponents of this Plan within the meaning of section 1129 of the Bankruptcy Code.

         Many of WGI's subsidiaries (including foreign entities, joint ventures and Westinghouse Government Services LLC and its subsidiaries) have not commenced cases under chapter 11 of the Bankruptcy Code (collectively, the "Non-Debtor Subsidiaries"), and accordingly continue to operate their businesses in the ordinary course without being materially impacted by the Debtors' chapter 11 cases. A list of the Non-Debtor Subsidiaries is attached hereto as Schedule 1.67.

         All holders of Claims are encouraged to read this Plan and the Disclosure Statement in their entirety before voting to accept or reject this Plan. Subject to certain restrictions and requirements set forth in section 1127 of the Bankruptcy Code and Fed. R. Bankr. P. 3019 and Article XII of this Plan, the Debtors reserve the right to alter, amend, modify, revoke or withdraw this Plan prior to its substantial consummation.

                                    ARTICLE I

                      DEFINITIONS, RULES OF INTERPRETATION,
                      COMPUTATION OF TIME AND GOVERNING LAW

A.       SCOPE OF DEFINITIONS; RULES OF CONSTRUCTION

         For purposes of this Plan, except as expressly provided or unless the context otherwise requires, all capitalized terms not otherwise defined shall have the meanings ascribed to them in Article I of this Plan. Any term used in this Plan that is not defined herein, but is defined in the Bankruptcy Code or the Bankruptcy Rules, shall have the meaning ascribed to that term in the Bankruptcy Code or the Bankruptcy Rules. Whenever the context requires, such terms shall include the plural as well as the singular number, the masculine gender shall include the feminine, and the feminine gender shall include the masculine.

B.       DEFINITIONS

         1.1 "ADMINISTRATIVE CLAIM" means a Claim for payment of an administrative expense of a kind specified in section 503(b) or 1114(e)(2) of the Bankruptcy Code and entitled to priority pursuant to section 507(a)(1) of the Bankruptcy Code, including, but not limited to, (a) the actual, necessary costs and expenses, incurred after the Petition Date, of preserving the Estates and operating the businesses of the Debtors, including wages, salaries, or commissions for services rendered after the commencement of the Chapter 11 Case, (b) Professional Fee Claims, (c) all fees and charges assessed against the Estates under 28 U.S.C. Section 1930 and (d) all Allowed Claims that are entitled to be treated as Administrative Claims pursuant to a Final Order of the Bankruptcy Court under section 546(c)(2)(A) of the Bankruptcy Code.

         1.2 "ALLOWED CLAIM" means a Claim or any portion thereof (a) that has been allowed by a Final Order, or (b) as to which, on or by the Effective Date, (i) no proof of claim has been filed with the Bankruptcy Court and (ii) the liquidated and noncontingent amount of which is Scheduled, other than a Claim that is Scheduled at zero, in an unknown amount, or as disputed, or (c) for which a proof of claim in a liquidated amount has been timely filed with the Bankruptcy Court pursuant to the Bankruptcy Code, any Final Order of the Bankruptcy Court or other applicable bankruptcy law, and as to which either (i) no objection to its allowance has been filed within the periods of limitation fixed by the Plan, the Bankruptcy Code or by any order of the Bankruptcy Court or
                  (ii) any objection to its allowance has been settled or withdrawn, or has been denied by a Final Order, or (d) that is expressly allowed in a liquidated amount in this Plan.

         1.3 "ALLOWED" means, when used in reference to a Claim or Interest within a particular Class, an Allowed Claim or Allowed Interest of the type described in such Class.


                                  Appendix A-1

         1.4 "ALLOWED CLASS ... CLAIM" means an Allowed Claim in the particular Class described.

         1.5 "AMENDED CERTIFICATES OF INCORPORATION AND BY-LAWS" means the Reorganized Debtors' respective certificates of incorporation and by-laws, as amended by the Plan.

         1.6 "BALLOTS" means each of the ballot forms distributed with the Disclosure Statement to holders of Impaired Claims entitled to vote as specified in Section 4.5 of this Plan, in connection with the solicitation of acceptances of the Plan.

         1.7 "BANKRUPTCY CODE" means the Bankruptcy Reform Act of 1978, as codified in title 11 of the United States Code, 11 U.S.C. Sections 101-1330, as now in effect or hereafter amended.

         1.8 "BANKRUPTCY COURT" means the United States Bankruptcy Court for the District of Nevada or such other court as may have jurisdiction over the Chapter 11 Case.

         1.9 "BANKRUPTCY RULES" means, collectively, the Federal Rules of Bankruptcy Procedure and the Official Bankruptcy Forms, as amended, the Federal Rules of Civil Procedure, as amended, as applicable to the Chapter 11 Case or proceedings therein, and the Local Rules of the Bankruptcy Court, as applicable to the Chapter 11 Case or proceedings therein, as the case may be.

         1.10 "BAR DATE(S)" means the date(s), if any, designated by the Bankruptcy Court as the last dates for filing proofs of Claim or Interest against the Debtors.

         1.11     "BOA" means Bank of America, N.A.

         1.12 "BUSINESS DAY" means any day, excluding Saturdays, Sundays or "legal holidays" (as defined in Fed. R. Bankr. P. 9006(a)), on which commercial banks are open for business in New York, New York.

         1.13 "CASH" means legal tender of the United States or equivalents thereof.

         1.14 "CHAPTER 11 CASE" means the jointly administered Chapter 11 cases of the Debtors.

         1.15 "CLAIM" means a claim against the Debtors, or any of them, whether or not asserted, as defined in section 101(5) of the Bankruptcy Code.

         1.16 "CLAIMS OBJECTION DEADLINE" means the last day for filing objections to Disputed Claims, which day shall be 90 days after the Effective Date.

         1.17 "CLASS" means a category of holders of Claims or Interests, as described in Section 2.1 of this Plan.

         1.18 "COLLATERAL" means any property or interest in the property of a Debtor's Estate subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance under the Bankruptcy Code or otherwise invalid under the Bankruptcy Code or applicable state law.

         1.19 "COMPLETED PROJECT" means any project with respect to which the substantive work has been completed as of the Confirmation Date, pursuant to the terms of such project contract.

         1.20 "CONFIRMATION" means entry by the Bankruptcy Court of the Confirmation Order.

         1.21 "CONFIRMATION DATE" means the date of entry by the clerk of the Bankruptcy Court of the Confirmation Order.

         1.22 "CONFIRMATION HEARING" means the hearing to consider confirmation of the Plan under section 1128 of the Bankruptcy Code.

         1.23 "CONFIRMATION ORDER" means the order entered by the Bankruptcy Court confirming the Plan.

         1.24 "CREDIT DOCUMENTS" means the "Credit Documents" as defined in the Pre-Petition Credit Agreement.


                                  Appendix A-2

         1.25 "CREDITOR" means any Person who holds a Claim against any of the Debtors.

         1.26 "CREDITORS' COMMITTEE" means the committee of unsecured creditors, if any, appointed pursuant to section 1102(a) of the Bankruptcy Code in the Chapter 11 Case.

         1.27     "CSFB" means Credit Suisse First Boston.

         1.28 "CURE" means the distribution of Cash, or such other property as may be agreed upon by the parties or ordered by the Bankruptcy Court, with respect to the assumption of an executory contract or unexpired lease, pursuant to section 365(b) of the Bankruptcy Code, in an amount equal to all unpaid monetary obligations, without interest, or such other amount as may be agreed upon by the parties, under such executory contract or unexpired lease, to the extent such obligations are enforceable under the Bankruptcy Code and applicable bankruptcy law.

         1.29 "DEBTOR(S)" means, individually, WGI and each of the Subsidiary Debtors, and collectively, WGI and the Subsidiary Debtors, including in their capacity as debtors-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code, and as reorganized hereunder.

         1.30 "DILUTION" means dilution subsequent to the Effective Date (a) to the extent necessary to give effect to the exercise of the Management Options and the Washington Stock Options or (b) otherwise as a result of the issuance of common shares, implementation of other management incentive programs or other action taken by the board of directors of Reorganized WGI.

         1.31 "DIP AGENT" means CSFB, in its capacity as administrative agent under the DIP Facility Agreement.

         1.32 "DIP FACILITY" means the debtor-in-possession credit facility to be provided to the Debtors during the Chapter 11 Case, pursuant to the DIP Facility Agreement.

         1.33 "DIP FACILITY AGREEMENT" means the Credit Agreement, to be dated as of, or prior to, the Petition Date, between WGI as borrowers, the Subsidiary Debtors as guarantors, certain other Subsidiaries as guarantors, the DIP agent and the other lender signatories thereto.

         1.34 "DIP FACILITY CLAIM" means a Claim arising under or as a result of the DIP Facility.

         1.35 "DISBURSING AGENT" means Reorganized WGI or any party designated by Reorganized WGI, in its sole discretion, to serve as a disbursing agent under the Plan, with respect to the distributions to holders of Allowed Class 7 Claims means the Trustee, and with respect to the Old Notes means the indenture trustee under the Old Indenture.

         1.36 "DISCLOSURE STATEMENT" means the written disclosure statement that relates to the Plan, as amended, supplemented, or modified from time to time, and that is prepared and distributed in accordance with section 1125 of the Bankruptcy Code and Fed. R. Bankr. P. 3018.

         1.37 "DISPUTED CLASS 7 CLAIM" means any Claim which has not been Allowed pursuant to the Plan or a Final Order of the Bankruptcy Court, and

                  (a) if no Proof of Claim has been, or deemed to have been filed, by the applicable Bar Date, which has been or hereafter is listed on the Schedules as unliquidated, contingent, or disputed, and which has not been resolved by written agreement of the parties or an order of the Bankruptcy Court;

                  (b) if a Proof of Claim has been filed, or deemed to have been filed, by the applicable Bar Date (i) a Claim for which a corresponding Claim has been listed on the Schedules as unliquidated, contingent or disputed;
(ii) a Claim for which a corresponding Claim has been listed on the Schedules as other than unliquidated, contingent or disputed, but the amount of such Claim as asserted in the Proof of Claim varies from the amount of such Claim as listed in the Schedules; or (iii) as to which a Debtor has timely filed an objection or request for estimation in accordance with the Plan, the Bankruptcy Code, the Bankruptcy Rules, and any orders of the Bankruptcy Court, or which is otherwise disputed by a Debtor in accordance with applicable law, which objection, request for estimation or dispute has not been withdrawn, or determined by a Final Order;


                                  Appendix A-3

                  (c) for which a Proof of Claim was required to be filed by order of the Bankruptcy Court, but as to which a Proof of Claim was not timely or properly filed; or

                  (d) that is disputed in accordance with the provisions of this Plan.

         1.38 "DISPUTED CLASS 7 CLAIM AMOUNT" means (a) if a liquidated amount is set forth in the Proof of Claim relating to a Disputed Class 7 Claim, (i) the liquidated amount set forth in the Proof of Claim relating to the Disputed Class 7 Claim;
                  (ii) an amount agreed to by the Debtors and the holder of such Disputed Class 7 Claim; or (iii) if a request for estimation is filed by the Debtors, the amount at which such Claim is estimated by the Bankruptcy Court; (b) if no liquidated amount is set forth in the Proof of Claim relating to a Disputed Class 7 Claim, (i) an amount agreed to by the Debtors and the holder of such Disputed Class 7 Claim or (ii) the amount estimated by the Bankruptcy Court with respect to such Disputed Class 7 Claim; or (c) if the Claim was listed on the Schedules as unliquidated, contingent or disputed and no Proof of Claim was filed, or deemed to have been filed, by the applicable Bar Date and the Claim has not been resolved by written agreement of the parties or an order of the Bankruptcy Court, zero.

         1.39 "DISTRIBUTION DATE" means the date, occurring as soon as practicable after the Effective Date, upon which distributions are made by the Reorganized Debtors, to holders of Allowed DIP Facility Claims, Administrative Claims, Priority Tax Claims, and Allowed Class 6 Claims.

         1.40 "DISTRIBUTION RECORD DATE" means the record date for purposes of making distributions under the Plan on account of Allowed Claims, including distributions from the WGI Creditor Trust, which date shall be the Confirmation Date or such other date designated in the Confirmation Order.

         1.41 "EFFECTIVE DATE" means the Business Day on which all conditions to the consummation of the Plan as set forth in
                  Section 10.1 of this Plan have been satisfied or waived as provided in Section 10.3 of this Plan and is the effective date of the Plan.

         1.42 "EMPLOYEE CLAIMS" means, collectively, the unsecured Claims of any person employed by any of the Debtors on the Petition Date other than Claims arising as a result of the assumption of any contract or agreement or the rejection of any contract or agreement on Schedule 6.3, or that are tort claims.

         1.43 "ESTATE(S)" means, individually, the estate of each Debtor in the Chapter 11 Case, and, collectively, the estates of all Debtors in the Chapter 11 Case, created pursuant to section 541 of the Bankruptcy Code.

         1.44 "EXIT FACILITY" means a new senior secured credit facility, in an amount to be determined by the Debtors, which WGI and certain Subsidiaries shall enter into on the Effective Date.

         1.45     "EXIT LENDER(S)" means the lender(s) under the Exit Facility.

         1.46 "FACE AMOUNT" means (a) when used in reference to a Disputed Class 7 Claim, the full stated amount claimed by the holder of such Claim in any proof of Claim timely filed with the Bankruptcy Court or otherwise deemed timely filed by any Final Order of the Bankruptcy Court or other applicable bankruptcy law, and (b) when used in reference to an Allowed Claim, the allowed amount of such Claim.

         1.47 "FINAL ORDER" means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in the Chapter 11 Case, the operation or effect of which has not been stayed, reversed, or amended and as to which order or judgment (or any revision, modification, or amendment thereof) the time to appeal or seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed or, if filed, remains pending.

         1.48 "FUNDED DEBT" has the meaning ascribed thereto in Section 5.15(f) of this Plan.

         1.49 "GENERAL UNSECURED CLAIM" means a Claim against the Debtors that is not a DIP Facility Claim, Administrative Claim, Priority Tax Claim, Other Priority Claim, Other Secured Claim, Intercompany Claim, Secured Lender Claim or Unimpaired Unsecured Claim, and includes, without limitation, the Old Note Claims, the Raytheon Asserted Claims (if any) and the Lender Deficiency Claims.


                                  Appendix A-4

         1.50 "IMPAIRED" means, when used with reference to a Claim or Interest, a Claim or Interest that is impaired within the meaning of section 1124 of the Bankruptcy Code.

         1.51 "INDEMNIFICATION OBLIGATION" means the obligation of any of the Debtors or Subsidiaries to indemnify, reimburse or provide contribution to any present or former officer, director or employee, or any present or former professionals or advisors of the Debtors, pursuant to by-laws, articles of incorporation or otherwise as may be in existence immediately prior to the Petition Date, including, without limitation, accountants, auditors, financial consultants, underwriters or attorneys, whether pursuant to charter, by law, contract, statute or otherwise, regardless of whether the indemnification is owed in connection with a pre-petition or post-petition occurrence.

         1.52 "INDENTURE TRUSTEE" means United States Trust Company of New York or its successor, in either case, in its capacity as indenture trustee for the Old Notes.

         1.53 "INITIAL DEPOSIT" means the funding, in the amount of $20 million, to be made to the WGI Creditor Trust as set forth in
                  Section 9.5 of this Plan.

         1.54 "INTERCOMPANY CLAIM" means, as the case may be, any Claim (a) by a Debtor against another Debtor or (b) by a Non-Debtor Subsidiary against a Debtor.

         1.55 "INTEREST" means (a) the legal, equitable, contractual and other rights of any Person (including any 401K plan or plan participant) with respect to WGI Interests, (b) the legal, equitable, contractual or other rights of any Person with respect to the Subsidiary Interests and (c) the legal, equitable, contractual or other rights of any Person to acquire or receive any of the foregoing.

         1.56 "LENDER" means a "Lender" as defined in the Pre-Petition Credit Agreement, CSFB as Administrative Agent, Collateral agent and arranger, Bank of Montreal as syndication agent, BoA and U.S. Bank as documentation agents, and their individual successors and assigns.

         1.57 "LENDER CLAIM" means a Claim of a Lender arising under or as a result of the Pre-Petition Credit Facility Agreements.

         1.58 "LENDER DEFICIENCY CLAIMS" means the unsecured deficiency Claims of each Lender arising under the Pre- Petition Credit Facility Agreements, which Claims shall be deemed Allowed pursuant to this Plan in amount determined by the Confirmation Hearing.

         1.59 "LIEN" means a charge against or interest in property to secure payment of a debt or performance of an obligation.

         1.60 "LITIGATION CLAIMS" means the claims, rights of action, suits, or proceedings, whether in law or in equity, whether known or unknown, that the Debtors or their Estates may hold against any Person, excluding the Raytheon Claims, which are to be retained by the Reorganized Debtors pursuant to Section 5.10 of this Plan.

         1.61 "MANAGEMENT OPTION PLAN" means a stock option plan to be adopted by Reorganized WGI pursuant to Section 5.6 of this Plan, in substantially the form of Exhibit C to this Plan.

         1.62 "MANAGEMENT OPTION PLAN PARTICIPANTS" means the employees of Reorganized WGI entitled to participate in the Management Option Plan.

         1.63 "MANAGEMENT OPTIONS" means the options to be issued by Reorganized WGI to the Management Option Plan Participants to purchase New Common Shares pursuant to the provisions of the Management Option Plan.

         1.64 "NET TRUST RECOVERIES" means the amount by which the aggregate amount of Trust Recoveries exceeds the aggregate of (a) the Reimbursement Obligation, (b) the reasonable and necessary expenses incurred by the Trustee or to be incurred by the Trustee (as estimated by the Trustee in consultation with the Trust Advisory Board) in fulfilling the obligations set forth in the Plan and the WGI Creditor Trust Agreement and (c) the reasonable and necessary expenses of the Trust Advisory Board.


                                  Appendix A-5

         1.65 "NEW COMMON SHARES" means the 25 million shares of common shares of Reorganized WGI authorized under Section 5.5 of this Plan.

         1.66 "NEW SECURITIES" means, collectively, the New Common Shares, Management Options and the Washington Stock Options.

         1.67 "NON-DEBTOR SUBSIDIARIES" means, collectively, the direct and indirect subsidiaries of WGI listed on Schedule 1.67, which have not commenced Chapter 11 cases and thus are not Debtors.

         1.68 "OLD COMMON SHARES" means the common shares of WGI issued and outstanding as of the Petition Date.

         1.69 "OLD NOTES" means the 11% Senior Notes due 2010, issued and outstanding under the Old Indenture.

         1.70     "OLD NOTE CLAIM" means any Claim arising from the Old Notes.

         1.71 "OLD INDENTURE" means the Indenture, dated July 1, 2000, between U.S. Trust, as trustee, and the Debtors pursuant to which the Old Notes were issued and are outstanding.

         1.72 "OLD SECURITIES" means, collectively, the Old Common Shares, the Old Stock Options and the Old Notes.

         1.73 "OLD STOCK OPTIONS" means the outstanding options to purchase Old Common Shares, as of the Petition Date.

         1.74 "ORDINARY COURSE PROFESSIONALS' ORDER" means an order entered by the Bankruptcy Court authorizing the Debtors to retain, employ and pay certain professionals, as specified in the order, which are not involved in the administration of the Chapter 11 Case, in the ordinary course of business, without further order of the Bankruptcy Court.

         1.75 "OTHER PRIORITY CLAIM" means a Claim entitled to priority pursuant to section 507(a) of the Bankruptcy Code other than a DIP Facility Claim, Priority Tax Claim or an Administrative Claim.

         1.76 "OTHER SECURED CLAIMS" means, all Secured Claims against any of the Debtors, as the case may be, other than the Secured Lender Claims.

         1.77 "PERSON" means Person as defined in section 101 (41) of the Bankruptcy Code.

         1.78 "PETITION DATE" means the date on which the Debtors filed their petitions for relief commencing the Chapter 11 Case.

         1.79 "PLAN" means this Chapter 11 reorganization plan and all exhibits annexed hereto or referenced herein, as the same may be amended, modified or supplemented from time to time with the consent of the Agent under the Pre- Petition Credit Agreement.

         1.80     "PLAN EXHIBIT" means any exhibit attached hereto.

         1.81 "PRE-PETITION CREDIT AGREEMENT" means the Credit Agreement dated as of July 7, 2000, among WGI, as borrower, the Lenders, CSFB, as administrative agent, collateral agent, issuing bank and arranger for the Lenders, Bank of Montreal, as syndication agent, and BoA and U.S. Bank as documentation agents, as amended by amending agreements dated as of October 16, 2000.

         1.82 "PRE-PETITION CREDIT FACILITY AGREEMENTS" mean the Pre-Petition Credit Agreement, the Credit Documents.

         1.83 "PRIORITY TAX CLAIM" means a Claim that is entitled to priority pursuant to section 507(a)(8) of the Bankruptcy Code.

         1.84 "PROFESSIONAL" means any professional employed in the Chapter 11 Case pursuant to sections 327 or 1103 of the Bankruptcy Code or otherwise and any professionals seeking compensation or reimbursement of expenses in connection with the Chapter 11 Case pursuant to section 503(b)(4) of the Bankruptcy Code.


                                  Appendix A-6

         1.85 "PROFESSIONAL FEE CLAIM" means a Claim of a Professional for compensation or reimbursement of costs and expenses relating to services incurred after the Petition Date and prior to and including the Effective Date.

         1.86 "PRO RATA" means, at any time, the proportion that the Face Amount of a Claim in a particular Class bears to the aggregate Face Amount of all Claims (including Disputed Claims) in such Class, unless the Plan provides otherwise.

         1.87 "PROOF OF CLAIM" means the proof of claim that must be filed by a holder of an Impaired Unsecured Claim by the Bar Date.

         1.88 "RAYTHEON" means, collectively, Raytheon Company and any and all of its subsidiaries, affiliates, agents and/or representatives.

         1.89 "RAYTHEON ACTIONS" means case no. CV OC 0101422D brought in the District Court of the Fourth Judicial District of the State of Idaho, in and for the County of ADA, captioned Washington Group International, Inc. v. Raytheon Company and Raytheon Engineers & Constructors International, Inc., and any related actions, suits, countersuits or otherwise.

         1.90 "RAYTHEON ASSERTED CLAIMS" means any Claims arising out of the Raytheon Actions, or otherwise, asserted by Raytheon against any of the Debtors or any of the Subsidiary Debtors including, but not limited to, claims for contribution, indemnification or subrogation.

         1.91 "RAYTHEON CLAIMS" means all claims or causes of action of the Debtors or the Non-Debtor Subsidiaries against Raytheon, whether arising out of the Raytheon Actions or otherwise, including any claims and causes of action arising under sections 542, 544, 547, 548, 550 or any other section of the Bankruptcy Code, except for any Claims relating to asbestos liabilities.

         1.92 "REGISTRATION RIGHTS AGREEMENT" means an agreement to be entered into between Reorganized WGI and certain holders of Claims with respect to rights of registration as to the New Common Shares, in substantially the form set forth in Exhibit D to this Plan.

         1.93 "REIMBURSEMENT OBLIGATION" means the obligation of the WGI Creditor Trust to pay to Reorganized WGI any and all Trust Recoveries until such time as the Initial Deposit plus interest at the rate of 20% per annum, compounded quarterly, has been repaid in full.

         1.94 "REINSTATED" OR "REINSTATEMENT" means (i) leaving unaltered the legal, equitable, and contractual rights to which a Claim entitles the holder of such Claim or Interest so as to leave such Claim or Interest unimpaired in accordance with section 1124 of the Bankruptcy Code or (ii) notwithstanding any contractual provision or applicable law that entitles the holder of such Claim to demand or receive accelerated payment of such Claim or Interest after the occurrence of a default
                  (a) curing any such default that occurred before or after the Petition Date, other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code; (b) reinstating the maturity of such Claim or Interest as such maturity existed before such default; (c) compensating the holder of such Claim or Interest for any damages incurred as a result of any reasonable reliance by such holder on such contractual provision or such applicable law; and (d) not otherwise altering the legal, equitable, or contractual rights to which such Claim or Interest entitles the holder of such Claim or Interest ; PROVIDED, HOWEVER, that any contractual right that does not pertain to the payment when due of principal and interest on the obligation on which such Claim or Interest is based, including, but not limited to, financial covenant ratios, negative pledge covenants, covenants or restrictions on merger or consolidation, and affirmative covenants regarding corporate existence prohibiting certain transactions or actions contemplated by the Plan, or conditioning such transactions or actions on certain factors, shall not be required to be reinstated in order to accomplish Reinstatement.

         1.95 "REORGANIZED DEBTOR(S)" means, individually, any Reorganized Debtor and, collectively, all Reorganized Debtors, on or after the Effective Date.

         1.96 "REORGANIZED SUBSIDIARY DEBTOR(S)" means, individually, a Reorganized Subsidiary Debtor, and, collectively, all Reorganized Subsidiary Debtors, on or after the Effective Date.


                                  Appendix A-7

         1.97 "REORGANIZED WGI" means reorganized WGI or its successor, on and after the Effective Date.

         1.98 "RESTRUCTURING TRANSACTIONS" has the meaning ascribed thereto in Section 5.4 of this Plan.

         1.99 "SCHEDULES" means the schedules of assets and liabilities and the statements of financial affairs, if any, filed in the Bankruptcy Court by the Debtors as such schedules or statements as may be amended or supplemented from time to time in accordance with Fed. R. Bankr. P. 1009 or orders of the Bankruptcy Court.

         1.100 "SECONDARY LIABILITY CLAIM" means a Claim that arises from a Debtor being liable as a guarantor of, or otherwise being jointly, severally, or secondarily liable for, any contractual, or tort, or other obligation of another Debtor, including any Claim based on : (a) guaranties of collection, payment, or performance; (b) indemnity bonds, obligations to indemnify, or obligations to hold harmless; (c) performance bonds; (d) contingent liabilities arising out of contractual obligations or out of undertakings (including any assignment or other transfer) with respect to leases, operating agreements, or other similar obligations made or given by a Debtor relating to the obligations or performance of another Debtor; (e) vicarious liability; or (f) any other joint or several liability that any Debtor may have in respect of any obligation that is the basis of a Claim.

         1.101 "SECURED CLAIM" means a Claim that is secured by a Lien on property in which an Estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Claim holder's interest in the Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code.

         1.102 "SECURED LENDER CLAIM" means a Secured Claim of a Lender arising under or as a result of the Pre-Petition Credit Facility Agreements, which Claims shall be deemed Allowed pursuant to this Plan in the aggregate amount of $505 million, as adjusted downward (if necessary) in an amount to be established by the Confirmation Hearing, as a result of the issuance of the Washington Stock Options.

         1.103 "SECURITIES ACT" means the Securities Act of 1933, 15 U.S.C. Sections 77a-77aa, as now in effect or hereafter amended.

         1.104 "SUBORDINATED CLAIMS" means any Claim subordinated pursuant to sections 510(b) or (c) of the Bankruptcy Code.

         1.105 "SUBSIDIARIES" mean, collectively, the Subsidiary Debtors and the Non-Debtor Subsidiaries.

         1.106 "SUBSIDIARY DEBTORS" means the direct and indirect subsidiaries of WGI listed on Schedule 1.106, each of which are Debtors.

         1.107 "SUBSIDIARY INTERESTS" means, collectively, the issued and outstanding shares of stock of the Subsidiary Debtors directly or indirectly owned by WGI, as of the Petition Date.

         1.108 "SUBSTANTIAL CONTRIBUTION CLAIM" means a claim for compensation or reimbursement of expenses incurred in making a substantial contribution in the Chapter 11 Case pursuant to section 503(b)(3),(4), or (5) of the Bankruptcy Code.

         1.109 "TRUST ASSETS" means those assets to be transferred to and owned by the WGI Creditor Trust pursuant to Section 9.2 of this Plan, which are comprised of (a) the Initial Deposit, (b) the Raytheon Claims, (c) all of the Debtors' rights and standing to object to, litigate, settle and otherwise resolve the Raytheon Asserted Claims and all other Disputed Claims in Class 7 on any basis and (d) any and all proceeds of the foregoing and interest actually earned with respect thereto.

         1.110 "TRUST ADVISORY BOARD" means the board that is to be created pursuant to Section 9.4 of this Plan for the purpose of advising the Trustee with respect to decisions affecting the WGI Creditor Trust.

         1.111 "TRUST RECOVERIES" means any and all proceeds received by the WGI Creditor Trust from (a) the prosecution to, and collection of, a final judgment of a Raytheon Claim or (b) the settlement or other compromise of a Raytheon Claim.


                                  Appendix A-8

         1.112 "TRUSTEE" means the trustee of the WGI Creditor Trust appointed pursuant to Section 9.1 of this Plan.

         1.113 "UNIMPAIRED" means, when used with reference to a Claim or Interest, a Claim or Interest that is not impaired within the meaning of section 1124 of the Bankruptcy Code.

         1.114    "UNIMPAIRED CLAIM" means a Claim that is not an Impaired
                  Claim.

         1.115    "UNIMPAIRED UNSECURED CLAIMS" means all Employee Claims.

         1.116    "U.S. BANK" mean U.S. Bank National Association.

         1.117    "U.S. TRUST" means United States Trust Company of New York.

         1.118 "VOTING DEADLINE" means the voting deadline for voting to accept or reject this Plan, as determined by the Bankruptcy Court.

         1.119 "VOTING RECORD DATE" means the voting record date for voting to accept or reject this Plan, as determined by the Bankruptcy Court.

         1.120    "WASHINGTON STOCK OPTIONS" has the meaning ascribed thereto in
                  Section 5.15(b) of this Plan.

         1.121 "WGI CREDITOR TRUST" means the trust that is created pursuant to this Plan to be administered by the Trustee with the advice and/or direction of the Trust Advisory Board, all as more specifically set forth in this Plan.

         1.122 "WGI CREDITOR TRUST AGREEMENT" means the Trust Agreement that is to govern the WGI Creditor Trust, in substantially the form attached to this Plan as Exhibit E.

         1.123 "WGI CREDITOR TRUST EQUITY RESIDUAL" means any Net Trust Recovery remaining, if any, after payment in full of all Allowed General Unsecured Claims plus interest at the rate of 20% per annum, compounded quarterly, from the Petition Date to the date of payment of the Allowed General Unsecured Claims.

         1.124 "WGI INTERESTS" means, collectively, the Old Common Shares and the Old Stock Options, together with any other options, warrants, conversion rights, rights of first refusal or other rights, contractual or otherwise, to acquire or receive any Old Common Shares or other ownership interests in WGI, and any contracts subscriptions, commitments or agreements pursuant to which the non-debtor party was or could have been entitled to receive shares, securities or other ownership interests in WGI.

C.       RULES OF INTERPRETATION

         For purposes of the Plan (a) any reference in the Plan to a contract, instrument, release, indenture, or other agreement or document's being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions, (b) any reference in the Plan to an existing document or exhibit filed or to be filed means such document or exhibit as it may have been or may be amended, modified, or supplemented, (c) unless otherwise specified, all references in the Plan to Sections, Articles, Schedules, and Exhibits are references to Sections, Articles, Schedules, and Exhibits of or to the Plan, (d) the words "herein" and "hereto" refer to the Plan in its entirety rather than to a particular portion of the Plan, (e) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan, and (f) the rules of construction set forth in section 102 of the Bankruptcy Code and in the Bankruptcy Rules shall apply.

D.       COMPUTATION OF TIME

         In computing any period of time prescribed or allowed by the Plan, the provisions of Fed. R. Bankr. P. 9006(a) shall apply.

E.       GOVERNING LAW

         Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules), the laws of (i) the State of New York shall govern the construction and implementation of the Plan and any agreements, documents,


                                  Appendix A-9
and instruments executed in connection with the Plan and (ii) the laws of the state of incorporation of each Debtor shall govern corporate governance matters with respect to such Debtor, in either case without giving effect to the principles of conflicts of law thereof.


                                   ARTICLE II

                     CLASSIFICATION OF CLAIMS AND INTERESTS

         2.1      INTRODUCTION

         The Plan is premised on the substantive consolidation of the Debtors only with respect to the treatment of Class 6 and Class 7 Claims, as and to the extent provided in Section 5.14 of this Plan. The Plan does not contemplate the substantive consolidation of the Debtors with respect to the other Classes of Claims or Interests. All Claims and Interests, except DIP Facility Claims, Administrative Claims and Priority Tax Claims, are placed in the Classes set forth below. In accordance with section 1123(a)(1) of the Bankruptcy Code, DIP Facility Claims, Administrative Claims and Priority Tax Claims, have not been classified, and the respective treatment of such unclassified claims is set forth in Section 3.1 of this Plan.

         A Claim or Interest is placed in a particular Class only to the extent that the Claim or Interest falls within the description of that Class, and is classified in other Classes to the extent that any portion of the Claim or Interest falls within the description of such other Classes. A Claim is also placed in a particular Class for the purpose of receiving distributions pursuant to the Plan only to the extent that such Claim is an Allowed Claim in that Class and such Claim has not been paid, released, or otherwise settled prior to the Effective Date.

         2.2      CLASSIFICATION OF UNIMPAIRED CLAIMS AND INTERESTS

                  (a)      CLASS 1:  OTHER PRIORITY CLAIMS

                           Class 1 consists of all Other Priority Claims.

                  (b)      CLASS 2:  OTHER SECURED CLAIMS

                           Class 2 consists of separate subclasses for each Other Secured Claim secured by a Lien upon property in which an Estate has an interest. Each subclass is deemed to be a separate Class for all purposes under the Bankruptcy Code.

                  (c)      CLASS 3:  UNIMPAIRED UNSECURED CLAIMS

                           Class 3 consists of all Unimpaired Unsecured Claims.

                  (d)      CLASS 4:  INTERCOMPANY CLAIMS

                           Class 4 consists of all Intercompany Claims.

                  (e)      CLASS 5:  SUBSIDIARY INTERESTS

                           Class 5 consists of the Subsidiary Interests.

         2.3      CLASSIFICATION OF IMPAIRED CLAIMS AND INTERESTS.

                  (a)      CLASS 6:  SECURED LENDER CLAIMS

                           Class 6 consists of all Secured Lender Claims.

                  (b)      CLASS 7:  GENERAL UNSECURED CLAIMS

                           Class 7 consists of all General Unsecured Claims.


                                  Appendix A-10

                  (c)      CLASS 8:  WGI INTERESTS AND SUBORDINATED CLAIMS

                           Class 8 consists of all WGI Interests and any
Subordinated Claims.

                                   ARTICLE III

                        TREATMENT OF CLAIMS AND INTERESTS

         3.1      UNCLASSIFIED CLAIMS

                  (a)      DIP FACILITY CLAIMS

         On the Effective Date, each holder of an Allowed DIP Facility Claim shall receive in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed DIP Facility Claim (i) cash equal to the unpaid portion of such Allowed DIP Facility Claim or (ii) such other treatment as to which WGI and such holder shall have agreed upon in writing.

                  (b)      ADMINISTRATIVE CLAIMS

         Except as otherwise provided for herein, and subject to the requirements of Sections 12.1-12.4 of this Plan, on, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Administrative Claim becomes an Allowed Administrative Claim, or (iii) the date such Administrative Claim becomes payable pursuant to any agreement between a Debtor and the holder of such Administrative Claim, each holder of an Allowed Administrative Claim shall receive in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Administrative Claim (x) Cash equal to the unpaid portion of such Allowed Administrative Claim or (y) such other treatment as to which the applicable Debtor, and such holder shall have agreed upon in writing; PROVIDED, HOWEVER, that Allowed Administrative Claims with respect to liabilities incurred by a Debtor in the ordinary course of business during the Chapter 11 Case shall be paid in the ordinary course of business in accordance with the terms and conditions of any agreements relating thereto.

                  (c)      PRIORITY TAX CLAIMS

         Each holder of an Allowed Priority Tax Claim, at the sole option of the Debtors, shall be entitled to receive on account of such Allowed Priority Tax Claim, in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Priority Tax Claim, (i) equal Cash payments made on the last Business Day of every three-month period following the Effective Date, over a period not exceeding six years after the assessment of the tax on which such Claim is based, totaling the principal amount of such Claim plus simple interest on any outstanding balance from the Effective Date calculated at the interest rate available on ninety (90) day United States Treasuries on the Effective Date or (ii) such other treatment agreed to by the Allowed Priority Tax Claim holder and the Debtors.

         3.2      UNIMPAIRED CLASSES OF CLAIMS AND INTERESTS

                  (a)      CLASS 1:  OTHER PRIORITY CLAIMS

         On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Claim becomes an Allowed Class 1 Claim, or
(iii) the date such Class 1 Claim becomes payable pursuant to any agreement between a Debtor and the holder of such Class 1 Claim, each holder of an Allowed Class 1 Claim shall receive in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class 1 Claim (x) Cash equal to the unpaid portion of such Allowed Class 1Claim or (y) such other treatment as to which a Debtor and such holder shall have agreed upon in writing.

                  (b)      CLASS 2:  OTHER SECURED CLAIMS

         On the Effective Date, the legal, equitable and contractual rights of holders of an Allowed Class 2 Claim shall be Reinstated, subject to the provisions of Article VII of this Plan. The Debtors' failure to object to any such Class 2 Claims in the Chapter 11 Cases shall be without prejudice to WGI's or the Reorganized Debtors' right to contest or otherwise defend against such Claim in the appropriate forum when and if such Claim is sought to be enforced by the Other Secured Claim holder. Notwithstanding section 1141(c) or any other provision of the Bankruptcy Code, all pre-petition liens on property of any Debtor held by or on behalf of the Other Secured Claim holders with respect to such Claims shall survive the Effective Date and continue in accordance with the contractual terms of the underlying agreements with such Claim holders until, as to each such Claim holder, the Allowed Claims of such Other Secured Claim holder are paid in full, subject to the provisions of Article VII of this Plan.


                                  Appendix A-11

                  (c)      CLASS 3:  UNIMPAIRED UNSECURED CLAIMS

         Each holder of an Allowed Class 3 Claim shall have its Claim
Reinstated.

                  (d)      CLASS 4:  INTERCOMPANY CLAIMS

         Except as provided herein, each holder of an Allowed Class 4 Claim shall have its Claim Reinstated.

                  (e)      CLASS 5:  SUBSIDIARY INTERESTS

         Subject to the Restructuring Transactions (if any), all Subsidiary Interests shall be Reinstated.

         3.3      IMPAIRED CLASSES OF CLAIMS AND INTERESTS

                  (a)      CLASS 6:  SECURED LENDER CLAIMS

         On the Effective Date, each holder of an Allowed Class 6 Claim, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class 6 Claim, shall receive on or as soon as practicable after the Distribution Date, its Pro Rata share of one-hundred percent (100%) of the New Common Shares issued and outstanding as of the Effective Date (subject to Dilution).

                  (b)      CLASS 7:  GENERAL UNSECURED CLAIMS

         On the Effective Date, each holder of an Allowed Class 7 Claim shall be deemed to receive, in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Class 7 Claim, a Pro Rata beneficial interest in the WGI Creditor Trust, and shall be entitled to receive distributions from the WGI Creditor Trust pursuant to the terms and conditions set forth in Section
9.7 of this Plan and the WGI Creditor Trust Agreement, until such Claim is paid in full with interest at the rate of 20% per annum, compounded quarterly, accruing from the Petition Date until the date payment is made.

                  (c)      CLASS 8:  WGI INTERESTS AND SUBORDINATED CLAIMS

         The holders of WGI Interests and Subordinated Claims shall not receive or retain any property under the Plan on account of such Interests or Claims, other than the WGI Creditor Trust Equity Residual, if any. On the Effective Date, all of the WGI Interests shall be deemed cancelled and extinguished.

         3.4      RESERVATION OF RIGHTS REGARDING CLAIMS

         Except as otherwise explicitly provided in the Plan, nothing shall affect the Debtors' or Reorganized Debtors' rights and defenses, both legal and equitable, with respect to any Claims, including, but not limited to, all rights with respect to legal and equitable defenses to alleged rights of setoff or recoupment. Notwithstanding the substantive consolidation of the Debtors to the extent set forth herein, the Claims of any particular Debtors that are not classified or are Unimpaired shall remain the obligations solely of such Debtor and shall not become obligations of any other Debtor or Reorganized Debtor.

         3.5      RAYTHEON ASSERTED CLAIMS

         Notwithstanding anything in this Plan to the contrary, it is the Debtors' intention to commence actions and to seek an order of the Bankruptcy Court avoiding and/or disallowing (including, without limitation, pursuant to section 502(d) of the Bankruptcy Code) and, if necessary, seeking to equitably subordinate all Raytheon Asserted Claims pursuant to section 510(c) of the Bankruptcy Code or otherwise. In the event such subordination is successful, any Raytheon Asserted Claims that would otherwise be Allowed shall be classified in Class 8.

                                   ARTICLE IV

                       ACCEPTANCE OR REJECTION OF THE PLAN

         4.1      IMPAIRED CLASSES OF CLAIMS AND INTERESTS ENTITLED TO VOTE


                                  Appendix A-12

         Subject to Sections 4.3 and 4.4 of the Plan, Claim and Interest holders in each Impaired Class of Claims or Interests are entitled to vote as a class to accept or reject the Plan.

         4.2      ACCEPTANCE BY AN IMPAIRED CLASS

         In accordance with section 1126(c) of the Bankruptcy Code and except as provided in section 1126(e) of the Bankruptcy Code, an Impaired Class of Claims shall have accepted the Plan if the Plan is accepted by the holders of at least two-thirds (2/3) in dollar amount and more than one-half (1/2) in number of the Allowed Claims of such Class that have timely and properly voted to accept or reject the Plan.

         4.3      PRESUMED ACCEPTANCES BY UNIMPAIRED CLASSES

         Classes 1, 2, 3, 4 and 5 are Unimpaired by the Plan. Under section 1126(f) of the Bankruptcy Code, such Claim holders are conclusively presumed to accept the Plan, and the votes of such Claim holders will not be solicited.

         4.4      CLASSES DEEMED TO REJECT PLAN

         Holders of Interests and Claims in Class 8 are not entitled to receive or retain any property under the Plan, other than the WGI Creditor Trust Equity Residual, if any. Under section 1126(g) of the Bankruptcy Code, Class 8 Interest and Claim holders are deemed to reject the Plan, and the votes of such Interest or Claim holders will not be solicited.

         4.5      SUMMARY OF CLASSES VOTING ON THE PLAN

         As a result of the provisions of Sections 4.3 and 4.4 of this Plan, the votes of holders of Claims in Classes 6 and 7 will be solicited with respect to this Plan.

         4.6      CONFIRMATION PURSUANT TO SECTION 1129(b) OF THE BANKRUPTCY
CODE

         To the extent that any Impaired Class rejects the Plan or is deemed to have rejected the Plan, the Debtors will request confirmation of the Plan, as it may be modified from time to time, under section 1129(b) of the Bankruptcy Code. The Debtors reserve the right to alter, amend, modify, revoke or withdraw the Plan or any Plan Exhibit or Schedule, including to amend or modify it to satisfy the requirements of section 1129(b) of the Bankruptcy Code, if necessary.

                                    ARTICLE V

                      MEANS FOR IMPLEMENTATION OF THE PLAN

         5.1      CONTINUED CORPORATE EXISTENCE

         Subject to the Restructuring Transactions (if any), the Reorganized Debtors shall continue to exist after the Effective Date as separate corporate entities, in accordance with the applicable law in the respective jurisdictions in which they are incorporated and pursuant to their respective certificates or articles of incorporation and by-laws in effect prior to the Effective Date, except to the extent such certificates or articles of incorporation and by-laws are amended by this Plan.

         5.2      CANCELLATION OF OLD SECURITIES AND AGREEMENTS

         On the Effective Date, except as otherwise provided for herein, (a) the Old Securities and any other note, bond, indenture, or other instrument or document evidencing or creating any indebtedness or obligation of a Debtor, except such notes or other instruments evidencing indebtedness or obligations of a Debtor that are Reinstated or amended and restated under the Plan, shall be canceled, and (b) the obligations of the Debtors under any agreements, indentures or certificates of designations governing the Old Securities and any other note, bond, indenture or other instrument or document evidencing or creating any indebtedness or obligation of a Debtor, except such notes or other instruments evidencing indebtedness or obligations of a Debtor that are Reinstated or amended and restated under the Plan, as the case may be, shall be discharged.


                                  Appendix A-13

         5.3      CERTIFICATES OF INCORPORATION AND BY-LAWS

         The certificate or articles of incorporation and by-laws of each Debtor shall be amended as necessary to satisfy the provisions of the Plan and the Bankruptcy Code and shall include, among other things, pursuant to section 1123(a)(6) of the Bankruptcy Code, a provision prohibiting the issuance of non-voting equity securities, but only to the extent required by section 1123(a)(6) of the Bankruptcy Code. The amended Articles of Incorporation and By-laws of Reorganized WGI shall be in substantially the form attached to this Plan as Exhibits A and B, respectively, and shall expressly authorize the accumulation by Mr. Dennis Washington (directly or indirectly) of up to 40% of the New Common Shares on a fully diluted basis (assuming exercise of the Washington Stock Options).

         5.4      RESTRUCTURING TRANSACTIONS

         On or after the Effective Date, the applicable Reorganized Debtors may enter into such transactions and may take such actions as may be necessary or appropriate to effect a corporate restructuring of their respective businesses, to otherwise simplify the overall corporate structure of the Reorganized Debtors, or to reincorporate certain of the Subsidiary Debtors under the laws of jurisdictions other than the laws of which the applicable Subsidiary Debtors are presently incorporated. Such restructuring may include one or more mergers, consolidations, restructures, dispositions, liquidations, or dissolutions, as may be determined by the Debtors or Reorganized Debtors to be necessary or appropriate (collectively, the "Restructuring Transactions"). The actions to effect the Restructuring Transactions may include: (a) the execution and delivery of appropriate agreements or other documents of merger, consolidation, restructuring, disposition, liquidation, or dissolution containing terms that are consistent with the terms of the Plan and that satisfy the applicable requirements of applicable state law and such other terms to which the applicable entities may agree; (b) the execution and delivery of appropriate instruments of transfer, assignment, assumption, or delegation of any asset, property, right, liability, duty, or obligation on terms consistent with the terms of the Plan and having such other terms to which the applicable entities may agree; (c) the filing of appropriate certificates or articles of merger, consolidation, or dissolution pursuant to applicable state law; and (d) all other actions that the applicable entities determine to be necessary or appropriate, including making filings or recordings that may be required by applicable state law in connection with such transactions. The Restructuring Transactions may include one or more mergers, consolidations, restructures, dispositions, liquidations, or dissolutions, as may be determined by the Reorganized Debtors to be necessary or appropriate to result in substantially all of the respective assets, properties, rights, liabilities, duties, and obligations of certain of the Reorganized Debtors vesting in one or more surviving, resulting, or acquiring corporations. In each case in which the surviving, resulting, or acquiring corporation in any such transaction is a successor to a Reorganized Debtor, such surviving, resulting, or acquiring corporation will perform the obligations of the applicable Reorganized Debtor pursuant to the Plan to pay or otherwise satisfy the Allowed Claims against such Reorganized Debtor, except as provided in any contract, instrument, or other agreement or document effecting a disposition to such surviving, resulting, or acquiring corporation, which may provide that another Reorganized Debtor will perform such obligations.

         5.5      ISSUANCE OF NEW COMMON STOCK

         On or before the Effective Date, Reorganized WGI shall issue for distribution in accordance with the terms of the Plan the New Common Stock to the holders of Allowed Claims in Class 6. The issuance of the New Common Stock and the distribution thereof to holders of Allowed Claims in Class 6 shall be exempt from registration under applicable securities laws pursuant to section 1145(a) of the Bankruptcy Code. Without limiting the effect of section 1145 of the Bankruptcy Code, on the Effective Date, Reorganized WGI will enter into a Registration Rights Agreement with each Allowed Class 6 Claim holder (a) who by virtue of holding New Common Stock to be distributed under the Plan and/or its relationship with Reorganized WGI could reasonably be deemed to be an "affiliate" (as such term is used within the meaning of applicable securities laws) of Reorganized WGI, and (b) who requests in writing that Reorganized WGI execute such agreement. The Registration Rights Agreements shall contain certain shelf, demand and piggyback registration rights for the benefit of the signatories thereto. The Registration Rights Agreement shall be in substantially the form attached to this Plan as Exhibit D. Reorganized WGI shall use reasonable commercial efforts to have the New Common Stock listed for trading on a national securities exchange.

         5.6      COMPENSATION AND BENEFIT PROGRAMS

                  (a) Except and to the extent previously assumed by an order of the Bankruptcy Court on or before the Confirmation Date, all employee compensation and benefit programs of the Debtors, including programs subject to sections 1114 and 1129(a)(13) of the Bankruptcy Code, entered into before or after the Petition Date and not since terminated, shall be deemed to be, and shall be treated as though they are, executory contracts that are assumed under
Section 6.1 of this Plan, and all employee compensation and benefit Claims shall be Unimpaired under this Plan.


                                  Appendix A-14

                  (b) On the Effective Date, certain members of management and designated employees of Reorganized WGI and the other Reorganized Debtors shall receive stock options which are more specifically described in the Management Stock Option Plan.

         5.7      EXIT FACILITY

         On the Effective Date, WGI and those Subsidiaries as determined by the terms of the Exit Facility, shall enter into the Exit Facility, in order to (a) repay amounts outstanding on the Effective Date under the DIP Facility, (b) make other payments required to be made on the Effective Date or the Distribution Date, including, but not limited to, the Initial Deposit, and (c) provide such additional borrowing capacity as is required by the Reorganized Debtors and the Subsidiaries following the Effective Date to maintain their operations.

         5.8      DIRECTORS AND OFFICERS OF REORGANIZED DEBTORS

                  (a) APPOINTMENT. The initial board of directors of Reorganized WGI shall consist of nine (9) directors. Mr. Dennis Washington, Mr. Stephen Hanks and Mr. David Batchelder shall be members of the board of directors, with Mr. Washington serving as Chairman without compensation for not less than two years after the Effective Date so long as the board desires Mr. Washington to be Chairman. The Lenders shall be entitled to appoint six (6) directors. The Confirmation Order may contain provisions providing for a staggered board for Reorganized WGI, as agreed to by WGI and the Lenders. The Lenders shall file with the Bankruptcy Court and give to WGI written notice of the identities of such members on a date that is not less than five (5) days prior to the Confirmation Hearing. The boards of directors and executive officers of the remaining Reorganized Debtors shall consist of directors and officers as determined by Reorganized WGI on the Effective Date or thereafter.

                  (b) TERMS. Reorganized WGI board members shall serve for initial terms commencing on the Effective Date as determined by the Debtors and the Lenders and approved in the Confirmation Order.

                  (c) VACANCIES. Any vacancy in the directorship prior to the expiration of the initial term (i) selected by the Lenders shall in the case of the resignation of such director, be filled by a person designated by such director as his/her replacement to serve out the remainder of the applicable term; and (ii) selected by WGI shall be filled by a person designated by the Chief Executive Officer of Reorganized WGI to serve out the remainder of the applicable term.

         5.9      REVESTING OF ASSETS; RELEASES OF LIENS

         The property of each Debtor's Estate, together with any property of each Debtor that is not property of its Estate and that is not specifically disposed of pursuant to the Plan, shall revest in the applicable Debtor on the Effective Date. Thereafter, each Debtor may operate its business and may use, acquire, and dispose of property free of any restrictions of the Bankruptcy Code, the Bankruptcy Rules, and the Bankruptcy Court. As of the Effective Date, all property of each Debtor shall be free and clear of all Claims and Interests, except as specifically provided in the Plan or the Confirmation Order. Without limiting the generality of the foregoing, each Debtor may, without application to or approval by the Bankruptcy Court, pay fees that it incurs after the Effective Date for reasonable professional fees and expenses.

         5.10     PRESERVATION OF RIGHTS OF ACTION

         Except as otherwise provided in this Plan or the Confirmation Order, or in any contract, instrument, release, indenture or other agreement entered into in connection with the Plan, in accordance with section 1123(b) of the Bankruptcy Code, the Reorganized Debtors shall retain and may enforce, sue on, settle, or compromise (or decline to do any of the foregoing) all Litigation Claims that the Debtors or the Estates may hold against any Person or entity. Each Debtor or its successor(s) may pursue such retained Litigation Claims as appropriate, in accordance with the best interests of the Reorganized Debtor or its successor(s) who hold such rights.

         5.11     EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS

         The chairman of the WGI board of directors, president, chief financial officer, or any other appropriate officer of WGI or any applicable Debtor, as the case may be, shall be authorized to execute, deliver, file, or record such contracts, instruments, releases, indentures, and other agreements or documents, and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan. The secretary or assistant secretary of WGI or any applicable Debtor, as the case may be, shall be authorized to certify or attest to any of the foregoing actions.


                                  Appendix A-15

         5.12     EXEMPTION FROM CERTAIN TRANSFER TAXES

         Pursuant to section 1146(c) of the Bankruptcy Code, any transfers from a Debtor to a Reorganized Debtor or any other Person or entity pursuant to the Plan in the United States shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax or other similar tax or governmental assessment, and the Confirmation Order shall direct the appropriate state or local governmental officials or agents to forego the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.

         5.13     RELEASES AND RELATED MATTERS

                  (a)      RELEASES BY DEBTORS

                  As of the Effective Date, for good and valuable consideration, the adequacy of which is hereby confirmed, the Debtors and Reorganized Debtors will be deemed to forever release, waive and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities whatsoever in connection with or related to the Debtors and the Subsidiaries, the Chapter 11 Case or the Plan (other than the rights of the Debtors or Reorganized Debtors to enforce the Plan and the contracts, instruments, releases, indentures, and other agreements or documents delivered thereunder) whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors or their Subsidiaries, the Chapter 11 Case or the Plan, and that may be asserted by or on behalf of the Debtors or their Estates or the Reorganized Debtors against (i) the Debtors' or Subsidiaries' present directors, officers, employees, agents and professionals as of the Petition Date, (ii) the holders of Lender Claims,
(iii) CSFB, as administrative agent, collateral agent and arranger under the Pre-Petition Credit Agreement, (iv) Bank of Montreal as syndication agent under the Pre-Petition Credit Agreement, (v) BoA and U.S. Bank as documentation agent under the Pre-Petition Credit Agreement, (vi) the DIP Agent and the holders of DIP Facility Claims, and (vii) the respective current professionals of the entities released in subclauses (i) - (vi) of this Section 5.13(a) acting in such capacity, except for those persons and entities listed on Schedule 5.13, against which claims shall not be released hereunder.

                  (b)      RELEASES BY HOLDERS OF LENDER CLAIMS

                  As of the Effective Date, to the fullest extent permissible under applicable law and in consideration for the obligations of the Debtors and the Reorganized Debtors under the Plan and the Cash, securities, contracts, instruments, releases and other agreements or documents to be delivered in connection with the Plan, each of the Lenders, any individual, corporation or other entity that was at any time formerly a Lender, and the DIP Lenders, will be deemed to forever release, waive and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities (other than the rights to enforce the Debtors' or the Reorganized Debtors' obligations under the Plan and the securities, contracts, instruments, releases and other agreements and documents delivered thereunder), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or in part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors or Subsidiaries, the Reorganized Debtors, the Chapter 11 Case, or the Plan against (i) the Debtors, the Subsidiaries and the Reorganized Debtors, (ii) the present directors, officers and employees of the Debtors or Subsidiaries as of the Effective Date, or (iii) their respective current professionals as of the Effective Date (including the present and former officers, directors, employees, shareholders and professionals of the foregoing), acting in such capacity, except for those persons and entities listed on Schedule 5.13, against which claims shall not be released hereunder.

                  (c)      INJUNCTION RELATED TO RELEASES

                  As further provided in Section 12.11 of this Plan, the Confirmation Order will enjoin the prosecution, whether directly, derivatively or otherwise, of any claim, obligation, suit, judgment, damage, demand, debt, right, cause of action, liability or interest released, discharged or terminated pursuant to the Plan.

         5.14     SUBSTANTIVE CONSOLIDATION FOR PURPOSES OF TREATING IMPAIRED
CLAIMS

         The Plan is premised upon the substantive consolidation of the Debtors only for purposes of treating Class 6 and 7 Claims under the Plan, for voting, confirmation and distribution purposes. The Plan does not contemplate substantive consolidation of the Debtors with respect to the other Classes of Claims or Interests set forth in the Plan, the merger of any Debtor entity into another or the transfer


                                  Appendix A-16
or commingling of any asset of any Debtor. On the Effective Date, (a) any obligation of any Debtor and all guaranties with respect to Class 6 and 7 Claims thereof executed by one or more of the other Debtors shall be treated as a single obligation and any obligation of two or more Debtors, and all multiple Impaired Claims against such entities on account of such joint obligations, shall be treated and Allowed only as a single Impaired Claim against the consolidated Debtors and (b) each Class 6 or 7 Claim filed in the Chapter 11 Case of any Debtor shall be treated as one Class 6 or 7 Claim for distribution purposes. Substantive consolidation shall not (other than for purposes related to the Plan set forth above) (w) affect the legal and corporate structures of the Reorganized Debtors or affect or modify in any way the ownership of any asset of any particular Debtor, (x) cause any Debtor to be liable for any Claim or Unimpaired Claim under the Plan for which it otherwise is not liable and the liability of any Debtor for any such Claim shall not be affected by such substantive consolidation, (y) affect Intercompany Claims, and (z) affect Interests in the Subsidiary Debtors.

         5.15     GRANT AND ISSUANCE OF WASHINGTON STOCK OPTIONS

                  (a) On the Effective Date, Mr. Dennis Washington (or any wholly-owned affiliate designated by Mr. Washington) shall be granted the Washington Stock Options.

                  (b)      The Washington Stock Options shall consist of three
(3) tranches of options as follows:

                           (i)      The "Tranche A Washington Options" shall be
options to purchase New Common Shares consisting of five percent (5%) of the New Common Shares outstanding, on a fully diluted basis, with a per share strike price calculated based upon an assumed total enterprise value for Reorganized WGI and its subsidiaries of $300 million MINUS "Funded Debt" (as defined in Section 5.15(f) of this Plan). The Tranche A Washington Options shall have a term expiring on the fifth (5th) anniversary of the Effective Date.

                           (ii)     The "Tranche B Washington Options" shall be
options to purchase New Common Shares consisting of five percent (5%) of the New Common Shares outstanding, on a fully diluted basis, with a per share strike price calculated based upon a total enterprise value for Reorganized WGI and its subsidiaries of $550 million MINUS Funded Debt. The Tranche B Washington Options shall have a term expiring on the fifth (5th) anniversary of the Effective Date.

                           (iii)    The "Tranche C Washington Options" shall be
options to purchase New Common Shares consisting of five percent (5%) of the New Common Shares outstanding, on a fully diluted basis, with a per share strike price calculated based upon an assumed total enterprise value for Reorganized WGI and its subsidiaries of $720 million MINUS Funded Debt. The Tranche C Washington Options shall have a term expiring on the seventh (7th) anniversary of the Effective Date. A sample calculation of the strike price for the Washington Stock Options is set forth on Schedule 5.15(b) to the Plan.

                  (c) The Tranche A Washington Options, Tranche B Washington Options and Tranche C Washington Options shall each vest in three (3) equal installments on each of the Effective Date and the first two (2) anniversaries of the Effective Date; PROVIDED THAT, all such options shall vest immediately upon Mr. Washington being removed as Chairman of the Reorganized WGI Board of Directors involuntarily, including through the failure to be renominated to the Board.

                  (d) If, prior to the Effective Date, the Debtors enter into any agreement to sell more than twenty-five (25%) of the value (based upon revenue) of any business unit of the Debtors (excluding the Petroleum & Chemical business unit and the Mining division), (i) all of the Washington Stock Options will be issued and become fully vested on the Effective Date, (ii) the Debtors will accept Mr. Washington's resignation from the Board of WGI and (iii) the Debtors shall not utilize the Washington name or trademark after the Effective Date (following a reasonable period of transition).

                  (e) If, prior to or as of the Effective Date (whether pursuant to a plan or reorganization or otherwise) substantially all of the assets of the Debtors are sold, Mr. Washington shall receive a payment, in cash, in an amount equal to (i) the amount by which the aggregate net proceeds from such asset sales (including an adjustment for liabilities assumed, if any, in excess of a normalized level of working capital (the "NWLC")) (the "Sale Proceeds") exceed $300 million multiplied by .05, plus (ii) the amount by which the Sale Proceeds exceed $550 million multiplied by .05, plus (iii) the amount by which the Sale Proceeds exceed $720 million multiplied by .05. A sample calculation is attached as Schedule 5.15(b) to this Plan.

                  (f) For purposes of Section 5.15(b) of this Plan, "Funded Debt" will be determined as of the Confirmation Date and is expected to equal the amount of funded debt outstanding immediately after the Effective Date incurred to repay or retire outstanding obligations under the DIP Facility. Funded Debt shall be subject to adjustments, if necessary, to reflect the NLWC. The NLWC will be determined by the financial advisors to the Debtors and the Lenders, and shall be set forth in the Confirmation Order. The NLWC will be such working capital as would be normal and customary for the Debtors' businesses as they exist at the time consistent with industry standards, the Debtors' past experience and benchmarking. The NLWC will be consistent with past practices and will


                                  Appendix A-17
neither accelerate nor defer cash receipts by, among other things, modifying billing cycles or the timing or terms of the collection of receivables or dividends from joint ventures. The Debtors will continue their historical cash management procedures including issuing letters of credit for retainage on accounts receivable collections. The NWLC will also adjust for any acceleration or deferral of cash disbursements including, among other things, modifying normal payment terms or timing of accounts payable, prepaying for services, pre-funding or deferring pension contributions or permitting substantial retainer payments or having cash balances higher or lower than customary. Funded debt and NLWC will be adjusted to exclude the impact of (A) the consolidation of previously unconsolidated investments, (B) acquisitions or dispositions of assets for fair value outside the normal course of business, (C) other transactions which would not be expected to modify enterprise value and (D) acquisition or disposition of fixed or other assets outside the ordinary course of business.

         5.16     CONTINUATION OF CERTAIN ORDERS

                  Notwithstanding anything in this Plan to the contrary, the Debtors shall continue to pay any Claims authorized to be paid by an order of the Bankruptcy Court during the Chapter 11 Cases, pursuant to the terms and conditions of any such order.

                                   ARTICLE VI

                        TREATMENT OF EXECUTORY CONTRACTS
                              AND UNEXPIRED LEASES

         6.1      ASSUMED CONTRACTS AND LEASES

                  (a) Except as otherwise provided in the Plan, or in any contract, instrument, release, indenture or other agreement or document entered into in connection with the Plan, as of the Effective Date each Debtor shall be deemed to have assumed each executory contract and unexpired lease to which it is a party, unless such contract or lease (i) was previously assumed or rejected by such Debtor, (ii) previously expired or terminated pursuant to its own terms,
(iii) is the subject of a motion pending before the Bankruptcy Court as of the Confirmation Date to assume or reject such contract or lease or (iv) is listed on Schedule 6.3 attached hereto as being an executory contract or unexpired lease to be rejected, PROVIDED, HOWEVER, that the Debtors reserve their right, at any time prior to the Confirmation Date, to amend Schedule 6.3 to delete an unexpired lease or executory contract therefrom or add any unexpired lease or executory contract thereto. To the extent that an executory contract or unexpired lease is not listed Schedule 6.3, such executory contract or unexpired lease shall be deemed assumed. The Confirmation Order shall constitute an order of the Bankruptcy Court under section 365 of the Bankruptcy Code approving the contract and lease assumptions described above, as of the Effective Date.

                  (b) Each executory contract and unexpired lease that is assumed and relates to the use, ability to acquire, or occupancy of real property shall include (i) all modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affect such executory contract or unexpired lease and (ii) all executory contracts or unexpired leases appurtenant to the premises, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, usufructs, reciprocal easement agreements, vaults, tunnel or bridge agreements or franchises, and any other interests in real estate or rights IN REM related to such premises, unless any of the foregoing agreements has been rejected pursuant to an order of the Bankruptcy Court.

         6.2      PAYMENTS RELATED TO ASSUMPTION OF CONTRACTS AND LEASES

         Any monetary amounts by which each executory contract and unexpired lease to be assumed pursuant to the Plan is in default shall be satisfied, under section 365(b)(1) of the Bankruptcy Code, at the option of the Debtor party to the contract or lease or the assignee of such Debtor party assuming such contract or lease, by Cure. If there is a dispute regarding (a) the nature or amount of any Cure, (b) the ability of any Reorganized Debtor or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed, or (c) any other matter pertaining to assumption, Cure shall occur following the entry of a Final Order resolving the dispute and approving the assumption or assumption and assignment, as the case may be.


                                  Appendix A-18

         6.3      REJECTED CONTRACTS AND LEASES

         On the Effective Date, each executory contract and unexpired lease listed on Schedule 6.3 to this Plan shall be rejected pursuant to section 365 of the Bankruptcy Code. Each contract or lease listed on Schedule 6.3 shall be rejected only to the extent that any such contract or lease constitutes an executory contract or unexpired lease; PROVIDED, HOWEVER, that the Debtors reserve their right, at any time prior to the Confirmation Date, to amend
Schedule 6.3 to delete an unexpired lease or executory contract therefrom or add any unexpired lease or executory contract thereto. To the extent that an executory contract or unexpired lease is not listed on Schedule 6.3, such executory contract or unexpired lease shall be deemed assumed. Listing a contract or lease on Schedule 6.3 shall not constitute an admission by a Debtor or Reorganized Debtor that such contract or lease is an executory contract or unexpired lease or that such Debtor or Reorganized Debtor has any liability thereunder. The Confirmation Order shall constitute an order of the Bankruptcy Court approving the rejections described above, pursuant to section 365 of the Bankruptcy Code, as of the Effective Date.

         6.4      REJECTION DAMAGES BAR DATE

         If the rejection by a Debtor, pursuant to the Plan or otherwise, of an executory contract or unexpired lease results in a Claim, then such Claim shall be forever barred and shall not be enforceable against any Debtor or Reorganized Debtor or the properties of any of them unless a proof of claim is filed with the clerk of the Bankruptcy Court and served upon counsel to the Debtors, counsel to the Creditors' Committee, within thirty (30) days after service of the earlier of (a) notice of the Confirmation Order, or (b) other notice that the executory contract or unexpired lease has been rejected.

         6.5 SPECIAL PROVISIONS FOR WARRANTY AND INDEMNITY OBLIGATIONS ARISING OUT OF COMPLETED PROJECTS

         Notwithstanding anything to the contrary in this Plan, all Completed Projects and all executory obligations thereunder (including warranty and/or indemnity obligations) other than those Completed Projects explicitly set forth on Schedule 6.5 to this Plan, shall be treated as executory contracts that are rejected pursuant to section 365 of the Bankruptcy Code. Those Completed Projects and all executory obligations thereunder (including warranty and/or indemnity obligations) explicitly set forth on Schedule 6.5 to the Plan shall be treated as executory contracts that are assumed pursuant to Section 365 of the Bankruptcy Code, and obligations thereunder shall be satisfied in the ordinary course of business. The Debtors reserve the right to amend Schedule 6.5 to delete or add any Completed Project thereto, at any time prior to the Confirmation Date. The fact that a Completed Project is listed on Schedule 6.5 shall not constitute an admission by a Debtor or a Reorganized Debtor that such Completed Project is an executory contract or that a Debtor or Reorganized Debtor has any liability thereunder.

                                   ARTICLE VII

                       PROVISIONS GOVERNING DISTRIBUTIONS

         7.1      DISTRIBUTIONS FOR CLAIMS ALLOWED AS OF THE EFFECTIVE DATE

         Except as otherwise provided herein or as ordered by the Bankruptcy Court, all distributions of holders of Allowed Claims as of the Effective Date shall be made on Distribution Date. Notwithstanding anything herein to the contrary, distributions on account of Class 7 Claims shall be made in accordance with the terms or conditions of WGI Creditor Trust Agreement. Distributions on account of Claims that first become Allowed Claims after the Effective Date shall be made pursuant to Section 8.4 of this Plan. Notwithstanding the date on which any distribution of New Securities is actually made to a holder of a Claim that is an Allowed Claim on the Effective Date, as of the date of the distribution such holder shall be deemed to have the rights of a holder of such securities distributed as of the Effective Date.

         7.2      INTEREST ON CLAIMS

         Unless otherwise specifically provided for in this Plan or the Confirmation Order, or required by applicable bankruptcy law, post-petition interest shall not accrue or be paid on Claims, and no holder of a Claim shall be entitled to interest accruing on or after the Petition Date on any Claim. Interest shall not accrue or be paid upon any Disputed Claim in respect of the period from the Petition Date to the date a final distribution is made thereon if and after such Disputed Claim becomes an Allowed Claim.


                                  Appendix A-19

         7.3      DISTRIBUTIONS BY DISBURSING AGENT, TRUSTEE AND THE INDENTURE
TRUSTEE

                  (a) Except as set forth in the succeeding sentence, the Disbursing Agent shall make all distributions required under this Plan. Distributions provided for in the Plan on account of Allowed Class 7 Claims shall be made by the Trustee. The WGI Creditor Trust Agreement shall provide that any distributions to be made on account of Allowed Old Note Claims shall be made to the Indenture Trustee, as Disbursing Agent for Old Note Claims, for further distribution to holders of Allowed Old Note Claims.

                  (b) If the Disbursing Agent is an independent third party designated by the Reorganized Debtors to serve in such capacity, such Disbursing Agent shall receive, without further Bankruptcy Court approval, reasonable compensation for distribution services rendered pursuant to the Plan and reimbursement of reasonable out-of-pocket expenses incurred in connection with such services from the Reorganized Debtors on terms acceptable to the Reorganized Debtors. No Disbursing Agent shall be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court.

         7.4 RECORD DATE FOR DISTRIBUTIONS TO HOLDERS OF LENDER CLAIMS AND OLD NOTES

         At the close of business on the Distribution Record Date, the transfer records for the Old Notes and Lender Claims shall be closed, and there shall be no further changes in the record holders of the Old Notes or Lender Claims. None of Reorganized WGI, the Disbursing Agent, if any, the Trustee, nor the Administrative Agent for the Lenders shall have any obligation to recognize any transfer of such Old Notes or Lender Claims occurring after the Distribution Record Date and shall be entitled instead to recognize and deal for all purposes hereunder with only those record holders as of the close of business on the Distribution Record Date.

         7.5      MEANS OF CASH PAYMENT

         Cash payments made pursuant to this Plan shall be in U.S. funds, by the means agreed to by the payor and the payee, including by check or wire transfer, or, in the absence of an agreement, such commercially reasonable manner as the payor shall determine in its sole discretion.

         7.6      CALCULATION OF DISTRIBUTION AMOUNTS OF NEW COMMON SHARES

         No fractional shares of New Common Shares shall be issued or distributed under the Plan or by Reorganized WGI or the Disbursing Agent. Each Person entitled to receive New Common Shares will receive the total number of whole shares of New Common Shares to which such Person is entitled. Whenever any distribution to a particular Person would otherwise call for distribution of a fraction of a share of New Common Shares, the actual distribution of shares of such stock shall be rounded to the next higher or lower whole number as follows:
(a) fractions 1/2 or greater shall be rounded to the next higher whole number, and (b) fractions of less than 1/2 shall be rounded to the next lower whole number. The total number of shares of New Common Shares to be distributed to a Class of Claims or Interests shall be adjusted as necessary to account for the rounding provided for in this Section 7.6. No consideration shall be provided in lieu of fractional shares that are rounded down.

         7.7      DELIVERY OF DISTRIBUTIONS

         Distributions to holders of Allowed Claims shall be made by the Disbursing Agent (a) at the addresses set forth on the proofs of Claim filed by such holders (or at the last known addresses of such holders if no proof of Claim is filed or if the Debtors have been notified of a change of address), (b) at the addresses set forth in any written notices of address changes delivered to the Disbursing Agent after the date of any related proof of Claim, (c) at the addresses reflected in the Schedules if no proof of Claim has been filed and the Disbursing Agent has not received a written notice of a change of address, or
(d) in the case of the holder of an Allowed Old Note Claim, at the addresses contained in the official records of the indenture trustee under the Old Indenture, or (e) at the addresses set forth in a properly completed letter of transmittal accompanying securities properly remitted to the Debtors. If any holder's distribution is returned as undeliverable, no further distributions to such holder shall be made unless and until the Disbursing Agent (or Trustee as applicable) is notified of such holder's then current address, at which time all missed distributions shall be made to such holder without interest. Amounts in respect of undeliverable distributions made by the Disbursing Agent (or Trustee as applicable), shall be returned to the Reorganized Debtors (or the WGI Creditor Trust, as applicable) until such distributions are claimed. All claims for undeliverable distributions made by the Disclosing Agent must be made on or before the first (1st) anniversary of the Effective Date, after which date all unclaimed property shall revert to the Reorganized Debtors free of any restrictions thereon and the claim of any holder or successor


                                  Appendix A-20
to such holder with respect to such property shall be discharged and forever barred, notwithstanding any federal or state escheat laws to the contrary. Nothing contained in the Plan shall require the Debtors, Reorganized Debtors, any Disbursing Agent or the Indenture Trustee to attempt to locate any holder of an Allowed Claim.

         7.8      SURRENDER OF SECURITIES AND INSTRUMENTS

                  (a)      OLD NOTES

         Except as provided in Section 7.8(b) of this Plan for lost, stolen, mutilated or destroyed Old Notes each holder of an Allowed Claim evidenced by Old Note shall tender such Old Note to the Trustee in accordance with written instructions to be provided in a letter of transmittal to such holders by the Trustee as promptly as practicable following the Effective Date. Such letter of transmittal shall specify that delivery of such Old Notes will be effected, and risk of loss and title thereto will pass, only upon the proper delivery of such Old Notes with the letter of transmittal in accordance with such instructions. Such letter of transmittal shall also include, among other provisions, customary provisions with respect to the authority of the holder of the applicable Old Note to act and the authenticity of any signatures required on the letter of transmittal. All surrendered notes and Old Notes shall be marked as canceled and delivered by the Trustee to Reorganized WGI.

                  (b)      LOST, MUTILATED OR DESTROYED OLD NOTES

         In addition to any requirements under the applicable certificate or articles of incorporation or bylaws of the applicable Debtor, any holder of a Claim evidenced by a Old Note that has been lost, stolen, mutilated or destroyed shall, in lieu of surrendering such, Old Note, deliver to the Trustee: (i) evidence satisfactory to the Trustee of the loss, theft, mutilation or destruction; and (ii) such indemnity as may be required by the Trustee to hold the Trustee harmless from any damages, liabilities or costs incurred in treating such individual as a holder of an Old Note. Upon compliance with this Section 7.8(b) by a holder of a Claim evidenced by an Old Note, such holder shall, for all purposes under the Plan, be deemed to have surrendered its Old Note, as applicable.

                  (c)      FAILURE TO SURRENDER CANCELED OLD NOTES

         Any holder of an Old Note that fails to surrender or be deemed to have surrendered such note or Old Note within the 2nd anniversary after the Effective Date shall have its claim for a distribution from the WGI Creditor Trust on account of such Old Note discharged and shall be forever barred from asserting any such claim against the WGI Creditor Trust, any Reorganized Debtor or their respective property.

         7.9      WITHHOLDING AND REPORTING REQUIREMENTS

         In connection with this Plan and all distributions hereunder, the Disbursing Agent shall, to the extent applicable, comply with all tax withholding and reporting requirements imposed by any federal, state, provincial, local, or foreign taxing authority, and all distributions hereunder shall be subject to any such withholding and reporting requirements. The Disbursing Agent shall be authorized to take any and all actions that may be necessary or appropriate to comply with such withholding and reporting requirements. Notwithstanding any other provision of the Plan: (a) each holder of an Allowed Claim that is to receive a distribution of New Securities pursuant to the Plan shall have sole and exclusive responsibility for the satisfaction and payment of any tax obligations imposed by any governmental unit, including income, withholding and other tax obligations, on account of such distribution, and (b) no distribution shall be made to or on behalf of such holder pursuant to the Plan unless and until such holder has made arrangements satisfactory to the Disbursing Agent for the payment and satisfaction of such tax obligations. Any New Securities to be distributed pursuant to the Plan shall, pending the implementation of such arrangements, be treated as an undeliverable distribution pursuant to Section 7.7 of this Plan.

         7.10     SETOFFS

         The Reorganized Debtors may, but shall not be required to, set off against any Claim, and the payments or other distributions to be made pursuant to the Plan in respect of such Claim, claims of any nature whatsoever that the Debtors or Reorganized Debtors may have against the holder of such Claim; PROVIDED, HOWEVER, that neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Reorganized Debtors of any such claim that the Debtors or Reorganized Debtors may have against such holder. Notwithstanding anything to the contrary, the Debtors and Reorganized Debtors will not exercise any right of setoff against any Lender any agents under the Pre-Petition Credit Agreement or the DIP Facility Agreement, or the DIP Lenders.


                                  Appendix A-21

                                  ARTICLE VIII

                       PROCEDURES FOR RESOLVING DISPUTED,
           CONTINGENT, AND UNLIQUIDATED CLAIMS AND DISPUTED INTERESTS

         8.1      PROSECUTION OF OBJECTIONS

         After the Confirmation Date, only the Debtors and the Reorganized Debtors shall have the authority to file objections, settle, compromise, withdraw or litigate to judgment objections to Claims, other than the Raytheon Asserted Claims and Disputed Claims in Class 7, with respect to which the authority to object, settle, compromise or litigate to judgment shall be transferred to the WGI Creditor Trust pursuant to Section 9.2 of this Plan. From and after the Effective Date, the Reorganized Debtors or the Trustee, as applicable, may settle or compromise any Disputed Claim without approval of the Bankruptcy Court.

         8.2      NO DISTRIBUTIONS PENDING ALLOWANCE

         Notwithstanding any other provision of the Plan or the WGI Creditor Trust Agreement, no payments or distributions shall be made with respect to all or any portion of a Disputed Claim unless and until all objections to such Disputed Claim have been settled or withdrawn or have been determined by Final Order, and the Disputed Claim, or some portion thereof, has become an Allowed Claim.

         8.3      DISPUTED CLASS 7 DISTRIBUTION RESERVE

         Prior to making any distributions of Trust Assets, the Trustee shall establish appropriate reserves for Disputed Class 7 Claims, to withhold from any such distributions 100% of distributions to which holders of Disputed Class 7 Claims would be entitled under the Plan as of such date if such Disputed Class 7 Claims were Allowed Claims in their Disputed Class 7 Claim Amount.

         8.4      DISTRIBUTIONS AFTER ALLOWANCE OF CLASS 7 CLAIM

         The Trustee shall make payments and distributions from the reserve established for Disputed Class 7 Claims to each holder of a Disputed Class 7 Claim that has become an Allowed Class 7 Claim in accordance with the provisions of the WGI Creditor Trust Agreement. After the date that the order or judgment of the Bankruptcy Court allowing such Claim becomes a Final Order, the Trustee shall distribute, subject to the WGI Creditor Trust Agreement, to the holder of such Claim any Cash in the reserve established for Disputed Class 7 Claims that would have been distributed to the holder of such claim had such Claim been an Allowed Class 7 Claim.

                                   ARTICLE IX

                               WGI CREDITOR TRUST

         9.1      APPOINTMENT OF TRUSTEE

         The Trustee for the WGI Creditor Trust shall be designated by the Creditors' Committee with the reasonable consent of the Agent under the Pre-Petition Credit Agreement and the Debtors. Specifically, the Creditors' Committee shall file a notice on a date that is not less than five (5) days prior to the Confirmation Hearing designating the Person who it has selected as Trustee and seeking approval of such designation. Any dispute regarding the designation of the Trustee shall be resolved by the Bankruptcy Court. If approved by the Bankruptcy Court, the Person so designated shall become the Trustee on the Effective Date. The Trustee shall have and perform all of the duties, responsibilities, rights and obligations set forth in the WGI Creditor Trust Agreement.

         9.2      TRANSFER OF TRUST ASSETS TO THE WGI CREDITOR TRUST

         On the Effective Date, if and to the extent not previously settled, the Debtors shall transfer and shall be deemed to have irrevocably transferred to the WGI Creditor Trust, for and on behalf of the beneficiaries of the Trust, the Trust Assets (subject to the obligation of the WGI Creditor Trust to pay the Reimbursement Obligation as set forth in Section 9.6 of this Plan).

         9.3      THE WGI CREDITOR TRUST

                  (a) Without any further action of the directors or shareholders of the Debtors, on the Effective Date, the WGI Creditor Trust Agreement, substantially in the form of Exhibit E to this Plan, shall become effective. The Trustee shall accept the WGI


                                  Appendix A-22

Creditor Trust and sign the WGI Creditor Trust Agreement on the Effective Date and the WGI Creditor Trust will then be deemed created and effective.

                  (b) The Trustee shall have full authority to take any steps necessary to administer the WGI Creditor Trust Agreement, including, without limitation, the duty and obligation to liquidate Trust Assets, to make distributions therefrom to the holders of Allowed Class 7 Claims and, if authorized by majority vote of those members of the Trust Advisory Board authorized to vote, to pursue and settle any of the Raytheon Claims, Raytheon Asserted Claims and other Disputed Claims in Class 7. Upon such transfer (which, as stated above, shall occur on the Effective Date), the Debtors, the Disbursing Agent and the Reorganized Debtors shall have no other further rights or obligations with respect thereto.

                  (c) All costs and expenses associated with the administration of the WGI Creditor Trust, including those rights, obligations and duties described in this Section 9.3, shall be the responsibility of and paid by the WGI Creditor Trust. Notwithstanding the foregoing, the Reorganized Debtors shall make available to the Trustee reasonable access during normal business hours, upon reasonable notice, to personnel and books and records of the Reorganized Debtors to representatives of the WGI Creditor Trust to enable the Trustee to perform the Trustee's tasks under the WGI Creditor Trust Agreement and this Plan; PROVIDED, HOWEVER, that the Reorganized Debtors will not be required to make expenditures in response to such requests determined by them to be unreasonable.

                  (d) The Trustee may retain such law firms, accounting firms, experts, advisors, consultants, investigators, appraisers, auctioneers or other professionals as it may deem necessary (collectively, the "Trustee Professionals"), in its sole discretion, to aid in the performance of its responsibilities pursuant to the terms of this Plan including, without limitation, the liquidation and distribution of Trust Assets.

                  (e) For federal income tax purposes, it is intended that the WGI Creditor Trust be classified as a liquidating trust under section 301.7701-4 of the Procedure and Administration Regulations and that such trust is owned by its beneficiaries. Accordingly, for federal income tax purposes, it is intended that the beneficiaries be treated as if they had received a distribution of an undivided interest in the Trust Assets and then contributed such interests to the WGI Creditor Trust.

                  (f) The Trustee shall be responsible for filing all federal, state and local tax returns for the WGI Creditor Trust.

         9.4      THE TRUST ADVISORY BOARD

                  The Trust Advisory Board shall be comprised of three (3) members, all of which shall be designated by the Creditors' Committee with the reasonable consent of the Agent for the Prepetition Secured Lenders and the Debtors. The Creditor's Committee shall give written notice of the identity of each member and file such notice with the Bankruptcy Court on a date that is not less than five (5) days prior to the Confirmation Hearing. Any dispute regarding the designation of the members of the Trust Advisory Board shall be resolved by the Bankruptcy Court.

                  The Trust Advisory Board shall adopt such bylaws as it may deem appropriate. The Trustee shall consult regularly with the Trust Advisory Board when carrying out the purpose and intent of the WGI Creditor Trust. Members of the Trust Advisory Board shall be entitled to compensation in accordance with the Trust Agreement and to reimbursement of the reasonable and necessary expenses incurred by them in carrying out the purpose of the Trust Advisory Board. Reimbursement of the reasonable and necessary expenses of the members of the Trust Advisory Board and their compensation to the extent provided for in the Trust Agreement shall be payable by the WGI Creditor Trust.

                  (a) In the case of an inability or unwillingness of any member of the Trust Advisory Board to serve, such member shall be replaced by designation of the remaining members of the Trust Advisory Board. If any position on the Trust Advisory Board remains vacant for more than thirty (30) days, such vacancy shall be filled within fifteen (15) days thereafter by the designation of the Trustee without the requirement of a vote by the other members of the Trust Advisory Board.

                  (b) Upon the certification by the Trustee that all Trust Assets have been distributed, abandoned or otherwise disposed of, the members of the Trust Advisory Board shall resign their positions, whereupon they shall be discharged from further duties and responsibilities.

                  (c) The Trust Advisory Board may, by majority vote, authorize the Trustee to invest the corpus of the Trust in prudent investments other than those described in section 345 of the Bankruptcy Code.


                                  Appendix A-23

                  (d) The Trust Advisory Board may remove the Trustee in its discretion. In the event the requisite approval is not obtained, the Trustee may be removed by the Bankruptcy Court for cause shown. In the event of the resignation or removal of the Trustee, the Trust Advisory Board shall, by majority vote, designate a person to serve as successor Trustee.

                  (e) Notwithstanding anything to the contrary in this Plan, neither the Trust Advisory Board nor any of its members, designees, counsel, financial advisors or any duly designated agent or representatives of any such party shall be liable for the act, default or misconduct of any other member of the Trust Advisory Board, nor shall any member be liable for anything other than such member's own gross negligence or willful misconduct. The Trust Advisory Board may, in connection with the performance of its duties, and in its sole and absolute discretion, consult with its counsel, accountants or other professionals, and shall not be liable for anything done or omitted or suffered to be done in accordance with such advice or opinions. If the Trust Advisory Board determines not to consult with its counsel, accountants or other professionals, it shall not be deemed to impose any liability on the Trust Advisory Board, or its members and/or designees.

                  (f) The Trust Advisory Board shall govern its proceedings through the adoption of by-laws, which the Trust Advisory Board may adopt by majority vote. No provision of such by-laws shall supersede any express provision of the Plan.

         9.5      FUNDING OF THE WGI CREDITOR TRUST

         The Initial Deposit shall be funded by the Debtors or Reorganized Debtors by delivering to the Trustee $20 million on the Effective Date. The Trustee shall use the Initial Deposit consistent with the purpose of the WGI Creditor Trust and subject to the terms and conditions of this Plan and the WGI Creditor Trust Agreement.

         9.6      REIMBURSEMENT OBLIGATION

         Immediately upon receipt of any and all Trust Recoveries by the WGI Creditor Trust, the Trustee shall pay such Trust Recoveries to Reorganized WGI until such time as the Reimbursement Obligation is paid in full.

         9.7      DISTRIBUTIONS OF TRUST ASSETS

         The Trustee shall make distributions of Net Trust Recoveries as, in accordance with the WGI Creditor Trust Agreement, which shall provide for distributions as follows: FIRST, to pay the Trust Expenses; SECOND, to repay the Reimbursement Obligation, and THIRD, among holders of Allowed Class 7 Claims on a Pro Rata basis. Such distributions shall be made at the times and in the manner set forth in the WGI Creditor Trust Agreement. If there is a WGI Creditor Trust Residual, it shall be distributed by the Trustee to holders of Old Common Stock as of the Distribution Date on a Pro Rata basis.

                                    ARTICLE X

                      CONDITIONS PRECEDENT TO CONFIRMATION
                          AND CONSUMMATION OF THE PLAN

         10.1     CONDITIONS TO CONFIRMATION

         The following are conditions precedent to the occurrence of the Confirmation Date: (a) the entry of an order finding that the Disclosure Statement contains adequate information pursuant to section 1125 of the Bankruptcy Code and (b) the proposed Confirmation Order shall be in form and substance acceptable to the Debtors and the Agent under the Pre-Petition Credit Agreement.

         10.2     CONDITIONS TO EFFECTIVE DATE

         The following are conditions precedent to the occurrence of the Effective Date, each of which must be satisfied or waived in accordance with
Section 10.3 of this Plan:

                  (a) The Confirmation Order shall have been entered and become a Final Order in form and substance reasonably satisfactory to the Debtors and the Agent under the Pre-Petition Credit Agreement and shall:


                                  Appendix A-24

                           (i)      provide that the Debtors and Reorganized
Debtors are authorized and directed to take all actions necessary or appropriate to enter into, implement and consummate the contracts, instruments, releases, leases, indentures and other agreements or documents created in connection with the Plan or the Restructuring Transactions;

                           (ii)     authorize the issuance of New Securities;
and

                           (iii)    provide that the New Common Shares issued
under the Plan in exchange for Claims against the Debtors are exempt from registration under the Securities Act of 1933 pursuant to section 1145 of the Bankruptcy Code, except to the extent that holders of the New Common Shares are "underwriters," as that term is defined in section 1145 of the Bankruptcy Code.

                  (b)      The Reorganized Debtors have entered into the Exit
Facility.

                  (c) All Plan Exhibits shall be in form and substance reasonably acceptable to the Debtors and the Agent under the Pre-Petition Credit Agreement, and shall have been executed and delivered.

                  (d) All actions, documents and agreements necessary to implement the Plan shall have been effected or executed.

         10.3     WAIVER OF CONDITIONS

         Each of the conditions set forth in Section 10.2 of this Plan, may be waived in whole or in part by the Debtors with the written consent of the Agent under the Pre-petition Credit Agreement, without any other notice to parties in interest or the Bankruptcy Court and without a hearing. The failure to satisfy or waive any condition to the Effective Date may be asserted by the Debtors or Reorganized Debtors regardless of the circumstances giving rise to the failure of such condition to be satisfied (including any action or inaction by a Debtor or Reorganized Debtor). The failure of a Debtor or Reorganized Debtor to exercise any of the foregoing rights shall not be deemed a waiver of any other rights, and each such right shall be deemed an ongoing right that may be asserted at any time.

                                   ARTICLE XI

                            RETENTION OF JURISDICTION

         11.1     EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT

         Under sections 105(a) and 1142 of the Bankruptcy Code, and notwithstanding entry of the Confirmation Order and occurrence of the Effective Date, the Bankruptcy Court shall retain exclusive jurisdiction over all matters arising out of, and related to, the Chapter 11 Case and the Plan to the fullest extent permitted by law, including, among other things, jurisdiction to:

                  (a) Allow, disallow, determine, liquidate, classify, estimate or establish the priority or secured or unsecured status of any Claim or Interest not otherwise allowed under the Plan, including the resolution of any request for payment of any Administrative Claim and the resolution of any objections to the allowance or priority of Claims or Interests;

                  (b) Hear and determine all applications for compensation and reimbursement of expenses of Professionals under the Plan or under sections 330, 331, 503(b), 1103 and 1129(a)(4) of the Bankruptcy Code; PROVIDED, HOWEVER, that from and after the Effective Date, the payment of the fees and expenses of the retained Professionals of the Reorganized Debtors shall be made in the ordinary course of business and shall not be subject to the approval of the Bankruptcy Court;

                  (c) Hear and determine all matters with respect to the assumption or rejection of any executory contract or unexpired lease to which a Debtor is a party or with respect to which a Debtor may be liable, including, if necessary, the nature or amount of any required Cure or the liquidation or allowance of any Claims arising therefrom;

                  (d) Effectuate performance of and payments under the provisions of the Plan;

                  (e) Hear and determine any and all adversary proceedings, motions, applications, and contested or litigated matters arising out of, under, or related to, the Chapter 11 Case;


                                  Appendix A-25

                  (f) Enter such orders as may be necessary or appropriate to execute, implement, or consummate the provisions of the Plan and all contracts, instruments, releases, and other agreements or documents created in connection with the Plan, the Disclosure Statement or the Confirmation Order;

                  (g) Hear and determine disputes arising in connection with the interpretation, implementation, consummation, or enforcement of the Plan, including disputes arising under agreements, documents or instruments executed in connection with the Plan;

                  (h) Consider any modifications of the Plan, cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

                  (i) Issue injunctions, enter and implement other orders, or take such other actions as may be necessary or appropriate to restrain interference by any entity with implementation, consummation, or enforcement of the Plan or the Confirmation Order;

                  (j) Enter and implement such orders as may be necessary or appropriate if the Confirmation Order is for any reason reversed, stayed, revoked, modified, or vacated;

                  (k) Hear and determine any matters arising in connection with or relating to the Plan, the Disclosure Statement, the Confirmation Order, or any contract, instrument, release, or other agreement or document created in connection with the Plan, the Disclosure Statement or the Confirmation Order;

                  (l) Enforce all orders, judgments, injunctions, releases, exculpations, indemnifications and rulings entered in connection with the Chapter 11 Case;

                  (m) Except as otherwise limited herein, recover all assets of the Debtors and property of the Debtors' Estates, wherever located;

                  (n) Hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code;

                  (o) Hear and determine all disputes involving the existence, nature, or scope of the Debtors' discharge;

                  (p) Hear and determine such other matters as may be provided in the Confirmation Order or as may be authorized under, or not inconsistent with, provisions of the Bankruptcy Code; and

                  (q)      Enter a final decree closing the Chapter 11 Case.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         12.1     PROFESSIONAL FEE CLAIMS

         All final requests for compensation or reimbursement of Professional Fees pursuant to sections 327, 328, 330, 331, 503(b) or 1103 of the Bankruptcy Code for services rendered to the Debtors or any creditors' committee (if one has been appointed) prior to the Effective Date and Substantial Contribution Claims under section 503(b)(4) of the Bankruptcy Code must be filed and served on the Reorganized Debtors and their counsel no later than 60 days after the Effective Date, unless otherwise ordered by the Bankruptcy Court. Objections to applications of such Professionals or other entities for compensation or reimbursement of expenses must be filed and served on the Reorganized Debtors and their counsel and the requesting Professional or other entity no later than 60 days (or such longer period as may be allowed by order of the Bankruptcy Court) after the date on which the applicable application for compensation or reimbursement was served.

         12.2     ADMINISTRATIVE CLAIMS BAR DATE


                                  Appendix A-26

         All requests for payment of an Administrative Claim (other than as set forth in Sections 3.1 and 12.1 of this Plan) must be filed with the Bankruptcy Court and served on counsel for the Debtors and counsel for the Trustee no later than forty-five (45) days after the Effective Date. Unless the Debtors object to an Administrative Claim within forty-five (45) Business Days after receipt, such Administrative Claim shall be deemed allowed in the amount requested. In the event that the Debtors object to an Administrative Claim, the Bankruptcy Court shall determine the Allowed amount of such Administrative Claim. Notwithstanding the foregoing, no request for payment of an Administrative Claim need be filed with respect to an Administrative Claim which is paid or payable by a Debtor in the ordinary course of business.

         12.3 POST-EFFECTIVE DATE COMPENSATION FOR THE TRUSTEE AND TRUSTEE'S PROFESSIONALS

         Subsequent to the Effective Date, the Trustee and the Trustee's Professionals shall be paid as described in this Section 12.3. On or before the last date of each month following the month for which compensation is sought, each such party shall serve a monthly statement upon Reorganized WGI, the Trustee and the Trust Advisory Board, as applicable. Each person receiving such statement will have fifteen days (15) days from the date such statement is received to review the statement and object to such statement by serving an objection setting forth the precise nature of the objection and the amount at issue on the parties listed above in this paragraph, as applicable. At the expiration of such fifteen (15) day period, the WGI Creditor Trust shall promptly pay 100% of the amounts requested, except for the portion of such fees and disbursements to which an objection has been made. The parties shall attempt to consensually resolve objections, if any, to any monthly statement. In the event that the parties are unable to reach a consensual resolution of any such objection, the party who received an objection to its fees may seek payment of such fees by filing a motion with the Bankruptcy Court and providing notice to the parties listed above in this paragraph. Any professional who fails to submit a monthly statement shall be ineligible to receive further payment of fees and expenses as provided herein until such time as the monthly statement is submitted

         12.4     PAYMENT OF STATUTORY FEES

         All fees payable pursuant to Section 1930 of title 28 of the United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing shall be paid on or before the Effective Date. After the Effective Date, the Reorganized Debtors shall pay all required fees pursuant to Section 1930 of title 28 of the United States Code or any other statutory requirement and comply with all statutory reporting requirements.

         12.5     MODIFICATIONS AND AMENDMENTS

         Subject to the consent of the Agent under the Pre-petition Credit Agreement, the Debtors may alter, amend, or modify the Plan or any Exhibits or schedules thereto under section 1127(a) of the Bankruptcy Code at any time prior to the Confirmation Date. After the Confirmation Date and prior to substantial consummation of the Plan, as defined in section 1101(2) of the Bankruptcy Code, the Debtors may, under section 1127(b) of the Bankruptcy Code, institute proceedings in the Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in the Plan, the Disclosure Statement, or the Confirmation Order, and such matters as may be necessary to carry out the purposes and effects of the Plan so long as they have obtained the prior approval of the Agent under the Pre-Petition Credit Agreement and such proceedings do not materially adversely affect the treatment of holders of Claims under the Plan; PROVIDED, HOWEVER, that prior notice of such proceedings shall be served in accordance with the Bankruptcy Rules or order of the Bankruptcy Court.

         12.6     SEVERABILITY OF PLAN PROVISIONS

         If, prior to Confirmation, any term or provision of the Plan is held by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court, at the request of any Debtor, shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.


                                  Appendix A-27

         12.7     SUCCESSORS AND ASSIGNS

         The rights, benefits and obligations of any entity named or referred to in the Plan shall be binding on, and shall inure to the benefit of, any heir, executor, administrator, successor or assign of such entity.

         12.8     COMPROMISES AND SETTLEMENTS

         Pursuant to Fed. R. Bankr. P. 9019(a), the Debtors may compromise and settle various Claims against them and/or claims that they may have against other Persons. The Debtors expressly reserve the right (with Bankruptcy Court approval, following appropriate notice and opportunity for a hearing) to compromise and settle Claims against them and claims that they may have against other Persons up to and including the Effective Date. After the Effective Date, such right shall pass to the Reorganized Debtors pursuant to Sections 5.9 and
5.10 of this Plan.

         12.9     RELEASES AND SATISFACTION OF SUBORDINATION RIGHTS

         All Claims of the holders of the Lender Claims and the Old Notes against the Debtors and all rights and claims between or among such holders relating in any manner whatsoever to any claimed subordination rights, shall be deemed satisfied by the distributions under, described in, contemplated by, and/or implemented in Section 3.3 of this Plan. Distributions under, described in, contemplated by, and/or implemented by this Plan to the various Classes of Claims hereunder shall not be subject to levy, garnishment, attachment, or like legal process by any holder of a Claim, including, but not limited to, holders of Lender Claims and Old Note Claims, by reason of any claimed subordination rights or otherwise, so that each holder of a Claim shall have and receive the benefit of the distributions in the manner set forth in the Plan.

         12.10    DISCHARGE OF THE DEBTORS

                  (a) Except as provided in the Confirmation Order, the rights afforded under this Plan and the treatment of Claims and Interests under this Plan shall be in exchange for and in complete satisfaction, discharge and release of all Claims and termination of all WGI Interests, including any interest accrued on Claims from the Petition Date. Except as provided in the Confirmation Order, Confirmation shall (a) discharge the Debtors from all Claims and other debts that arose before the Confirmation Date and all debts of the kind specified in section 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not (i) a proof of claim based on such debt is filed or deemed filed pursuant to section 501 of the Bankruptcy Code, (ii) a Claim based on such debt is allowed pursuant to section 502 of the Bankruptcy Code or (iii) the holder of a Claim based on such debt has accepted the Plan; and (b) terminate all Interests and other rights of equity security holders in WGI.

                  (b) As of the Confirmation Date, except as provided in this Plan or the Confirmation Order, all entities shall be precluded from asserting against the Debtors, the Reorganized Debtors, their successors or their property, any other or further claims, debts, rights, causes of action, liabilities or equity interests based upon any act, omission, transaction or other activity of any nature that occurred prior to the Confirmation Date. In accordance with the foregoing, except as provided in this Plan of the Confirmation Order, the Confirmation Order shall be a judicial determination of discharge of all such rights of equity security holders in WGI, pursuant to sections 524 and 1141 of the Bankruptcy Code, and such discharge shall void any judgment obtained against the Debtors at any time, to the extent that such judgment relates to a discharged Claim or WGI Interest.

         12.11    INJUNCTION

                  (a) Except as provided in the Plan or the Confirmation Order, as of the Confirmation Date, all entities that have held, currently hold or may hold a Claim or other debt or liability that is discharged or an Interest or other right of an equity security holder that is terminated pursuant to the terms of the Plan are permanently enjoined from taking any of the following actions against the Debtors, Reorganized Debtors or their property on account of any such discharged Claims, debts or liabilities or terminated interests or rights: (i) commencing or continuing, in any manner or in any place, any action or other proceeding; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (iii) creating, perfecting or enforcing any lien or encumbrance; (iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Debtors and (v) commencing or continuing any action in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan.


                                  Appendix A-28

                  (b) As of the Effective Date, all entities that have held, currently hold or may hold a claim, demand, debt, right, cause of action or liability that is released pursuant to Section 5.13 of this Plan are permanently enjoined from taking any of the following actions on account of such released claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action or liabilities: (i) commencing or continuing in any manner any action or other proceeding; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (iii) creating, perfecting or enforcing any lien or encumbrance: (iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to any released entity; and (v) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan.

                  (c) By accepting distribution pursuant to the Plan, each holder of an Allowed Claim or Allowed Interest receiving distributions pursuant to the Plan will be deemed to have specifically consented to the injunctions set forth in this Section 12.11.

         12.12    COMMITTEES

         Effective on the Effective Date, the duties of the Creditors' Committee shall terminate.

         12.13    EXCULPATION AND LIMITATION OF LIABILITY

                  (a) None of the Debtors, the agent under the DIP Facility, the Lenders, the Reorganized Debtors, the Creditors' Committee, the DIP Lenders, nor any of their respective present or former members, officers, directors, employees, advisors, or attorneys shall have or incur any liability to any holder of a Claim or an Interest, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Case, formulating, negotiating or implementing the Plan, the solicitation of acceptances of the Plan, the pursuit of confirmation of the Plan, the confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for their willful misconduct, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

                  (b) Notwithstanding any other provision of this Plan, no holder of a Claim or Interest, no other party in interest, none of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, and no successors or assigns of the foregoing, shall have any right of action against any Debtor or Reorganized Debtor, nor any statutory committee, the Lenders, the DIP Lenders, nor any of their respective present or former members, officers, directors, employees, advisors or attorneys, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Case, formulating, negotiating or implementing the Plan, solicitation of acceptances of the Plan, the pursuit of confirmation of the Plan, the consummation of the Plan, the confirmation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for their willful misconduct.

                  (c) The foregoing exculpation and limitation on liability shall not, however, limit, abridge, or otherwise affect the rights, if any, of the Reorganized Debtors to enforce, sue on, settle, or compromise the Litigation Claims retained pursuant to Sections 5.9 and 5.10 of this Plan.

         12.14    BINDING EFFECT

         The Plan shall be binding upon and inure to the benefit of the Debtors, all present and former holders of Claims against and Interests in the Debtors, their respective successors and assigns, including, but not limited to, the Reorganized Debtors, and all other parties-in-interest in this Chapter 11 Case.

         12.15    REVOCATION, WITHDRAWAL, OR NON-CONSUMMATION

         The Debtors reserve the right to revoke or withdraw the Plan at any time prior to the Confirmation Date and to file subsequent plans of reorganization. If the Debtors revoke or withdraw the Plan, or if Confirmation or Consummation does not occur, then (a) the Plan shall be null and void in all respects, (b) any settlement or compromise embodied in the Plan (including the fixing or limiting to an amount certain any Claim or Class of Claims), assumption or rejection of executory contracts or leases effected by the Plan, and any document or agreement executed pursuant to the Plan shall be deemed null and void, and (c) nothing contained in the Plan, and no acts taken in preparation for consummation of the Plan, shall (x) constitute or be deemed to constitute a waiver or release of any Claims by or against, or any Interests in, any Debtor or any other Person, (y) prejudice in any manner the rights of any Debtor or any Person in any further proceedings involving a Debtor, or (z) constitute an admission of any sort by any Debtor or any other Person.


                                  Appendix A-29

         12.16    PLAN EXHIBITS

         Any and all Plan Exhibits, or other lists or schedules not filed with the Plan shall be filed with the Clerk of the Bankruptcy Court at least five (5) Business Days prior to date of the commencement of the Confirmation Hearing. Upon such filing, such documents may be inspected in the office of the Clerk of the Bankruptcy Court during normal court hours. Holders of Claims or Interests may obtain a copy of any such document upon written request to the Debtors in accordance with Section 12.17 of the Plan. The Debtors explicitly reserve the right to modify or make additions to or subtractions from any schedule to the Plan and to modify any Plan Exhibit prior to the Confirmation Hearing.

         12.17    NOTICES

         Any notice, request, or demand required or permitted to be made or provided to or upon a Debtor or Reorganized Debtor under the Plan shall be (a) in writing, (b) served by (i) certified mail, return receipt requested, (ii) hand delivery, (iii) overnight delivery service, (iv) first class mail, or (v) facsimile transmission, and (b) deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

         WASHINGTON GROUP INTERNATIONAL, INC., ET AL.
         Morrison Knudsen Plaza
         720 Park Blvd.
         Boise, Idaho 83712
         Att'n: Richard D. Parry
         Telephone:        (208) 386-5199
         Facsimile:        (208) 386-6421

         with a copy to:

         SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
         333 West Wacker Drive
         Chicago, Illinois  60606-1285
         Att'n:   David S. Kurtz, Esq.
                   Timothy R. Pohl, Esq.
         Telephone: (312) 407-0700
         Facsimile:   (312) 407-0411

         CREDIT SUISSE FIRST BOSTON
         Eleven Madison Avenue
         New York, NY  10010
         Att'n:  Mr. Joel Glodowski
         Telephone: (212) 325-2000
         Facsimile: (212) 325-8309

         with a copy to:

         WEIL, GOTSHAL & MANGES LLP
         767 Fifth Avenue
         New York, NY  10153
         Att'n:  Harvey R. Miller, Esq.
                 Marcia L. Goldstein, Esq.
         Telephone: (212) 310-8000
         Facsimile: (212) 310-8007

         MURPHY SHENEMAN JULIAN & ROGERS
         101 California Street, Suite 3900

                                  Appendix A-30

         San Francisco, California 94111
         Att'n:  Patrick A. Murphy
                 Randy Rogers
         Telephone: (415) 398-4700
         Facsimile:   (415) 421-7879


         12.18    INDEMNIFICATION OBLIGATIONS

         Indemnification Obligations, shall be deemed to be, and shall be treated as though they are, executory contracts that are assumed pursuant to section 365 of the Bankruptcy Code under this Plan and such obligations shall remain unaffected and shall not be discharged or impaired hereby, PROVIDED THAT, any alleged indemnification claim asserted by Raytheon or any of its officers, directors, employees, agents or professionals or any Indemnification Obligation related to any party listed on Schedule 5.13 or Schedule 6.3 shall not be assumed and shall be deemed to be rejected pursuant to Section 6.3 of this Plan.

         12.19    PREPAYMENT

         Except as otherwise provided in this Plan, any ancillary documents entered into in connection therewith, or the Confirmation Order, the Debtors, shall have the right to prepay, without penalty, all or any portion of an Allowed Claim at any time; PROVIDED, HOWEVER, that any such prepayment shall not be violative of, or otherwise prejudice, the relative priorities and parities among the classes of Claims.

         12.20    TERM OF INJUNCTIONS OR STAYS

         Unless otherwise provided herein or in the Confirmation Order, all injunctions or stays provided for in the Chapter 11 Case under sections 105 or 362 of the Bankruptcy Code or otherwise, and extant on the Confirmation Date (excluding any injunctions or stays contained in this Plan or the Confirmation Order), shall remain in full force and effect until the Effective Date.

Dated:  July 24, 2001
                            WASHINGTON GROUP INTERNATIONAL, INC., ET AL.
                            (for itself and on behalf of the Subsidiary Debtors)

                            By:  /s/ Stephen G. Hanks
                               ------------------------------------------
                            Name:     Stephen G. Hanks
                                 ----------------------------------------
                            Title:    Chief Executive Officer
                                  ---------------------------------------


SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)

By:  /s/ David S. Kurtz
   ---------------------------------------
David S. Kurtz
Timothy R. Pohl
333 W. Wacker Drive
Chicago, Illinois 60606-1285
(312) 407-0700,

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
Gregg M. Galardi
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
(302) 651-3000

-and-


                                  Appendix A-31

LIONEL, SAWYER & COLLINS
Jennifer Smith
1100 Bank of America Plaza
50 W. Liberty Street
Reno, NV 89501
(775) 788-8666

Attorneys for Washington Group International, Inc., ET AL.


                                  Appendix A-32